UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

MEDICUS PHARMA LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MEDICUS PHARMA LTD.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
MEDICUS PHARMA LTD.

TO BE HELD ON WEDNESDAY, JUNE 3, 2026

AT 10:00 A.M. (EASTERN TIME)

Approximate Date of Mailing of Proxy Materials: May 13, 2026

MEDICUS PHARMA LTD.
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "NOTICE")

The annual general and special meeting (the "Meeting") of holders ("Shareholders") of common shares ("Common Shares") of Medicus Pharma Ltd. (the "Company"), will be held on Wednesday, June 3, 2026, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400, One First Canadian Place, Toronto, Ontario, Canada M5X 1A4.

The following matters will be considered at the Meeting:

1. the receipt of the audited financial statements of the Company for the financial years ended December 2025 and 2024, together with the auditor's reports thereon;

2. the appointment of KPMG LLP as auditors for the Company and the authorization of the board of directors of the Company (the "Board") to fix the auditors' remuneration and terms of engagement;

3. the election of the directors for the forthcoming year from the nominees proposed by the Board;

4. a special resolution authorizing the Board to effect a consolidation of the Common Shares on the basis of a consolidation ratio to be determined by the Board, up to a maximum ratio of 50 pre-consolidation Common Shares for every one post-consolidation Common Share, if the Board determines such a consolidation is necessary or desirable, including, without limitation, for the purpose of meeting any applicable stock exchange or regulatory requirements; and

5. the transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Notice is accompanied by: (1) the proxy statement; (2) the proxy card ("Proxy Card"); and (3) the Company's Annual Report on Form 10-K for the year ended December 31, 2025 (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2025, together with the notes thereto, and the independent auditor's report thereon and the related management's discussion and analysis) (collectively, the "Proxy Materials"). The Company is not sending the Proxy Materials to registered Shareholders or non-registered Shareholders using notice-and-access delivery procedures under the rules of the U.S. Securities and Exchange Commission and as defined under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 - Continuous Disclosure Obligations.

The record date for the determination of Shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is April 30, 2026 (the "Record Date"). Shareholders of the Company whose names have been entered in the register of Shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

A Shareholder of the Company may attend the Meeting or may be represented by proxy. Registered Shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof are requested to date, sign and return the accompanying Proxy Card for use at the Meeting or any adjournment(s) or postponement(s) thereof and deposit it with the Company's transfer agent, Odyssey Trust Company, Attention: Proxy Department, 702- 67 Yonge Street, Toronto, Ontario, M5E 1J8.

Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on Monday,  June 1, 2026 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage Shareholders currently planning to participate in the Meeting to submit their votes or Proxy Card in advance so that their votes will be counted in the event of technical difficulties. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his discretion without notice.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled "How You Can Vote" and to the instructions on your Proxy Card or voting instruction card.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Morrow Sodali (Canada) Ltd. ("Sodali & Co") at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

Dated as of May 1, 2026.

ON BEHALF OF THE BOARD OF MEDICUS PHARMA LTD.

/s/ Raza Bokhari
Dr. Raza Bokhari
Executive Chairman & CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2026.

The Notice of Annual General and Special Meeting, Proxy Card and Proxy Statement are available online at the "Investor Relations" section of the Company's website at www.medicuspharma.com/investor-relations. The Annual Report on Form 10-K, as amended, for the year ended December 31, 2025, is also available online at the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL AND SPECIAL MEETING, WE ASK YOU TO SUBMIT YOUR VOTE IN ADVANCE OF THE MEETING BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION CARD.

PROXY STATEMENT FOR THE 2026 ANNUAL GENERAL AND SPECIAL MEETING OF
SHAREHOLDERS OF MEDICUS PHARMA LTD. TO BE HELD ON JUNE 3, 2026

This proxy statement is furnished in connection with the solicitation by management of Medicus Pharma Ltd. of proxies to be used at the 2026 annual general and special meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Company referred to in the accompanying notice of annual general and special meeting of Shareholders (the "Notice"), to be held on June 3, 2026, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400 - One First Canadian Place, 100 King St.W., Toronto, Ontario, Canada, M5X 1A4.

Unless the context otherwise requires, references to "we," "us," "our," "Company" or "Medicus" or similar terms refer to Medicus Pharma Ltd. together with its wholly owned subsidiaries. The mailing address of our principal executive offices is 300 Conshohocken State Rd. Suite 200, W. Conshohocken, PA 19428.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors (the "Board") with respect to each of the matters set forth in the accompanying Notice. You may revoke your proxy by following the instructions set out under the heading "May I change or revoke my vote?".

We made our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 available to Shareholders on March 25, 2026, and filed an amendment thereto on April 29, 2026.

We are an "emerging growth company" under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.235 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the "SEC") or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

We are also a "smaller reporting company," as that term is defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, smaller reporting companies have reduced disclosure obligations regarding executive compensation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2026

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available for viewing, printing and downloading on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations, SEDAR+ at www.sedarplus.ca, and the SEC's website at www.sec.gov.

All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to "C$" refer to Canadian dollars.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL AND SPECIAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held on June 3, 2026.

The following proxy materials are being posted online and being mailed out to Shareholders: (1) the proxy statement; (2) the accompanying proxy card ("Proxy Card"); and (3) the Company's Annual Report on Form 10-K for the year ended December 31, 2025 (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2025, together with the notes thereto, and the independent auditor's report thereon and the related management's discussion and analysis).

As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement, the accompanying Proxy Card and the Company's Annual Report on Form 10-K (collectively, the "Proxy Materials") to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively "Intermediaries", and each an "Intermediary") for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries ("Non-registered Shareholders"). The Intermediaries are required to forward the Proxy Materials to Non-registered Shareholders.

In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own ("NOBOs") will receive the Proxy Materials by mail.

Management of the Company intends to pay for Intermediaries to forward the Proxy Materials to Non-registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information ("OBOs"). An OBO will receive the Proxy Materials through Intermediaries by mail at the cost of the Company.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries. Non-registered Shareholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

Generally, Non-registered Shareholders will either:

  receive a Proxy Card executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Odyssey Trust Company ("Odyssey"); or

  be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Card completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Proxy Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Proxy Materials to you; and (ii) executing your proper voting instructions.

What is included in the proxy materials?

The proxy materials include:

  our Notice of Meeting;

  our proxy statement for the Meeting;

  a Proxy Card or voting instruction card; and

  our 2025 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2025, together with the notes thereto, and the independent auditor's report thereon and the related management's discussion and analysis).

What information is contained in this proxy statement?

The information contained in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

We have adopted a procedure called "householding", which the SEC has approved. If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at madesso@medicuspharma.com.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Odyssey at:

Odyssey Trust Company
702- 67 Yonge Street, Trader's Bank Building
Toronto, Ontario, Canada
M5E 1J8
1- 888-290-1175

If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Medicus Pharma Ltd.
Attn: Corporate Secretary
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428
madesso@medicuspharma.com

Who pays the cost of soliciting proxies for the Meeting?

The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company's officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.

The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.

The Company has retained Sodali & Co as their strategic shareholder advisor and proxy solicitation agent and will pay fees of up to $45,000 to Sodali & Co for proxy solicitation services in addition to out-of-pocket expenses.

Additionally, the Company may use the Broadridge QuickVote™ service to assist Shareholders with voting their shares. NOBOs may be contacted by Sodali & Co to conveniently obtain a vote directly over the phone.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact Sodali & Co at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1. the appointment of KPMG LLP ("KPMG") as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and terms of engagement;

2. the election of directors for the forthcoming year from the nominees proposed by the Board;

3. a special resolution approving the Share Consolidation (as defined under the heading "Proposal 3 - Share Consolidation"); and

4. the transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

What are my voting choices?

You may vote "FOR" or "WITHHOLD" the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditors' remuneration.

You may vote "FOR" or "WITHHOLD" the election of each of the nominees for election as directors.

You may vote "FOR" or "AGAINST" the approval of the Share Consolidation.

How does the Board recommend that I vote?

The Board recommends that you vote your shares "FOR" the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditors' remuneration; "FOR" the election of each of the nominees for election as director; and "FOR" the Share Consolidation.

What is the quorum for the Meeting?

The presence, in person or by proxy, of two or more Shareholders representing at least 33⅓% of the outstanding Common Shares on April 30, 2026 (the "Record Date") entitled to be voted will constitute a quorum for the transaction of business at the Meeting.

What vote is required to approve each item?

Proposal	Required Vote
Appointment and remuneration of the auditors	Majority of the votes cast on the proposal

The election of directors	Majority of the votes cast on the proposal

Approval of the Share Consolidation	At least two thirds of the votes cast on the proposal

If you indicate "WITHHOLD" in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below under "Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?", broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102"); that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the Shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. As of the Record Date, there were 189 Shareholders of record holding 55,164,465 outstanding Common Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the Proxy Card and by inserting the name of the person or company to be appointed in the space provided in the Proxy Card or by completing another proper Proxy Card and, in either case, delivering the completed proxy to Odyssey by mail using the enclosed return envelope to Odyssey Trust Company, Attention: Proxy Department, 702-67 Yonge Street, Toronto, Ontario, Canada M5E 1J8 by 10:00 a.m. (Eastern Time) on Monday, June 1, 2026.

What is the difference between holding shares as a Shareholder of record and as a beneficial owner?

Many of our Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (Registered Shareholder)

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Shareholder of record of the shares. As the Shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of the Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Shareholder)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

Shares held in your name as the Shareholder of record may be voted in person during the Meeting. Shares for which you are the beneficial owner may be voted in person during the Meeting if you hold a valid proxy to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a Shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

If you are a Registered Shareholder and are unable to attend the Meeting, please exercise your right to vote by dating, signing and returning the form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 702-67 Yonge Street Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and entering the 12-digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on Monday, June 1, 2026 or 48 hours preceding the date of any adjournment or postponement (excluding Saturdays, Sundays and holidays). If you are unable to attend the Meeting, we encourage you to complete the form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Common Shares registered in different names or addresses, each form of proxy should be completed and returned.

If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.

The chair of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE APPOINTMENT OF KPMG, AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD TO FIX AUDITORS' REMUNERATION AND TERMS OF ENGAGEMENT; FOR THE ELECTION OF DIRECTORS; AND FOR THE APPROVAL OF THE SHARE CONSOLIDATION. The shares represented by the Proxy Card will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares on matters that are considered "routine" - at the Meeting, the only "routine" proposal presented is to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the other "non-routine" matters: the election of directors. These "broker non-votes" will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a Shareholder of record be voted if I do not return my Proxy Card on a timely basis?

Shares that you own as a Shareholder of record will be voted as you instruct on your Proxy Card. If you sign and return your Proxy Card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading "How will my shares be voted?"

If you do not return your Proxy Card on a timely basis, your shares will not be voted unless you or your proxy holder attends the Meeting or any adjournment(s) or postponement(s) thereof and electronically submits your votes during the Meeting as described above under the heading "How can I vote at the Meeting?"

When is the deadline to vote?

If you hold shares as the Shareholder of record, your vote by proxy must be received before 10:00 a.m. (Eastern Time) on Monday, June 1, 2026, or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting, or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

The Company may refuse to recognize any instrument of proxy received later than the proxy deadline indicated above.

May I change or revoke my vote?

A Shareholder who has given a proxy has the power to revoke it at any time prior to the exercise thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(a) signing a proxy with a later date and delivering it to the place noted above prior to the proxy deadline;

(b) signing and dating a written notice of revocation and delivering it to Odyssey, or by transmitting a revocation by telephonic or electronic means, to Odyssey, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of it, at which the proxy is to be used, or delivering a written notice of revocation and delivering it to the chair of the Meeting prior to the commencement of the Meeting or any adjournment or postponement thereof; or

(c) attending the Meeting or any adjournment or postponement of the Meeting and registering with the scrutineer as a Shareholder present.

Whom do I contact if I have questions regarding Voting or the Meeting?

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Sodali & Co at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

Shareholder Proposals and Director Nominations for 2027 Annual General Meeting

How can I make a shareholder proposal for the 2027 Annual General Meeting?

If you want to propose a matter for consideration at the annual general meeting of Shareholders to be held in 2027 (the "2027 Annual General Meeting"), then that proposal must be received at our registered office at Suite 3400, One First Canadian Place, Toronto, Ontario, Canada M5X 1A4 by the deadline to submit a shareholder proposal below under "What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?"

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?

The Company is subject to both the rules of the SEC under the Exchange Act, and the provisions of the Business Corporations Act (Ontario) ("OBCA") with respect to shareholder proposals. As indicated in the rules of the SEC under the Exchange Act and under the OBCA, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

We will consider any such proposal for inclusion in our proxy statement and form of proxy relating to our 2027 Annual General Meeting only if the proposal is submitted in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and the requirements of section 99 of the OBCA and the regulations thereunder and our Corporate Secretary receives the proposal no later than January 13, 2027, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2027 Annual General Meeting is changed by more than 30 days from the anniversary of our annual meeting of Shareholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

Proposals that are not submitted on a timely basis or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading "How may I nominate director candidates or present other business for consideration at a meeting?" for a description of the procedures through which Shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration ("Nominating Shareholders"), or (2) present other items of business directly at next year's annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading "How may I obtain financial and other information about Medicus?") and must be updated and supplemented as provided in the Articles.

Subject to compliance with the Company's By-Law No. 2 - Advance Notice By-Law (the "Advance Notice By-Law"), written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 60 days prior to the date of the annual meeting of Shareholders, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of the annual meeting of Shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder's notice. See "Advance Notice By-Law" under "Proposal 2 - Election of Directors" in this proxy statement.

Shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2027, being at least the 60 calendar days prior to the anniversary date of the Meeting, or if the date of the 2027 Annual General Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" in accordance with the notice provisions described above under the heading "How may I nominate director candidates or present other business for consideration at a meeting?"

Subject to compliance with the Advance Notice By-Law, to be in proper written form, such notice must set forth the nominee's name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an "independent" director within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110"); a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation and any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation. The notice must also include the written consent of each nominee to being named as a nominee and to serve as a director, if elected.

The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the Advance Notice By-Law and, if the chair of the Meeting determines that any proposed nomination is not in compliance with the Advance Notice By-Law, to declare that such defective nomination shall be disregarded.

Description of the Company's Voting Securities

The authorized share capital of the Company consists of an unlimited number of Common Shares, of which 55,164,465 Common Shares are issued and outstanding as of the Record Date, an unlimited number of preferred shares ("Preferred Shares"), of which no Preferred Shares are issued and outstanding as of the Record Date.

Voting Rights

The holders of the Common Shares are entitled to receive notice of and attend any meeting of the Shareholders of the Company and are entitled to one (1) vote for each Common Share held.

The holders of the Preferred Shares shall not be entitled to receive notice of or to attend any meeting of the Shareholders of the Company and shall not be entitled to vote at any such meeting. The holders of the Preferred Shares shall, however, be entitled to notice of meetings of the Shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business of the Company under subsection 184(3) of the OBCA, as now enacted or as the same may from time to time be amended, re-enacted or replaced.  As noted above, there are no Preferred Shares issued and outstanding.

Record Date

The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof is the Record Date. Accordingly, only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting, or any adjournments or postponements thereof.

Interest of Certain Persons or Companies in Matters to be acted upon

Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any proposed nominee for election as a director of the Company, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants, vesting of Common Shares or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 55,164,465 Common Shares issued and outstanding as of Record Date.

Obtaining Additional Information

How may I obtain financial and other information about Medicus?

Our audited annual consolidated financial statements for the year ended December 31, 2025 are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 25, 2026 and contemporaneously filed the Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. We filed an amendment to the Annual Report on Form 10-K with the SEC on April 29, 2026 to include the required executive compensation information and contemporaneously filed the supplemented Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in "How do I obtain additional copies of this proxy statement or voting materials?" The Annual Report on Form 10-K, as amended, is also available free of charge on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations, on the SEC's website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.

By writing to us, Shareholders also may obtain, without charge, a copy of the Articles, code of conduct, Board Mandate and committee charters.

What if I have questions for the Company's transfer agent?

If you are a Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company
Proxy Department,
702- 67 Yonge Street, Trader's Bank Building,
Toronto, Ontario, Canada
M5E 1J8
1- 888-290-1175

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or the proxy materials, please contact us at:

Medicus Pharma Ltd.
Attn: Corporate Secretary
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428
madesso@medicuspharma.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the direction of the Board. The Board unanimously recommends that you vote "FOR" the appointment and remuneration of auditors in Proposal 1, "FOR" the election of the nominees in Proposal 2 and "FOR" the approval of the Share Consolidation in Proposal 3.

PRESENTATION OF FINANCIAL STATEMENTS

The Company's audited consolidated financial statements as of and for the years ended December 31, 2025 and December 31, 2024, together with the auditor's report thereon, will be presented to the Shareholders at the Meeting. The Company's audited consolidated financial statements as of and for the years ended December 31, 2025 and December 31, 2024 are also available on the Company's website at www.medicuspharma.com.

Audit Committee Report

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing by Medicus Pharma Ltd. under the Securities Act of 1933, as amended, or the Exchange Act.

The audit committee of the Board (the "Audit Committee") has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management. The Audit Committee has also discussed with KPMG the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with KPMG its independence, and received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with KPMG, with and without management present, the scope and results of KPMG's audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Audit Committee of the Board

Mr. Robert J. Ciaruffoli (Chair)

Mr. William L. Ashton

Dr. Sara R. May

Hon. Cathy McMorris Rodgers

PROPOSAL 1 - APPOINTMENT AND REMUNERATION OF AUDITORS

The members of the Audit Committee and the Board believe the continued appointment of KPMG as our independent registered accounting firm, and authorizing the Board to fix the auditors' remuneration, is in the best interests of the Company and our Shareholders. Ratification requires the receipt of "FOR" votes constituting a majority of the shares cast by the Shareholders who vote in respect of this proposal. Representatives of KPMG are expected to be present at the Meeting, have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Shareholders.

In absence of instructions to the contrary, the Common Shares represented by the Proxy are to be voted for the appointment of KPMG as the auditor to hold office for the ensuing year at a remuneration to be fixed by the Board.

Current Principal Independent Accountant Fees and Services

The aggregate fees billed to us by KPMG LLP, our current independent registered public accounting firm, for the indicated services for the fiscal year ended December 31, 2025 were as follows:

Financial Year Ending	Audit Fees(1)	Audit-Related Fees	Tax Fees	All Other Fees(2)
December 31, 2025	$724,392	$0	$0	$2,730

Notes:

(1) Audit Fees include fees for audits of financial statements filed with the SEC, quarterly reviews, comfort letters, consents, review of registration statements and accounting consultations on matters reflected in the financial statements.

(2) All other fees include aggregate fees billed for professional services which reflects the costs associated with the accounting research tool provided by KPMG LLP.

Prior Principal Independent Accountant Fees and Services

The aggregate fees billed to us by EisnerAmper LLP, our prior independent registered public accounting firm, for the indicated services for the fiscal year ended December 31, 2024 were as follows:

Financial Year Ending	Audit Fees(1)	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2024	$168,000	$0	$0	$0

Notes:

(1) Audit Fees include fees for performance of the annual audit of the Company's financial statements, reviews of quarterly financial statements, reviews of periodic reports and reviews of other documents required by legislation or regulation.

Change in Independent Auditor

Resignation of MNP

On December 19, 2024, MNP resigned its position as the independent registered public accounting firm of the Company. The resignation of MNP has been approved by the Audit Committee and the Board.

MNP's reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years, ended December 31, 2025 and 2024, the Company has not had any disagreement with MNP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to MNP's satisfaction, would have caused MNP to make reference to the subject matter of disagreement in their reports on the Company's consolidated financial statements. In addition, during such periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Dismissal of EisnerAmper

On June 3, 2025, the Company dismissed EisnerAmper as the Company's independent registered public accounting firm. The dismissal of EisnerAmper was recommended by the Audit Committee and approved by the Board. The report of EisnerAmper on the financial statements of the Company as of and for the year ended December 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

EisnerAmper's report on the consolidated financial statements of the Company as of and for the year ended December 31, 2024 contained a separate paragraph stating that "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company experienced negative cash flows from operating activities and has incurred operating losses that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the year ended December 31, 2024 and the subsequent interim period through June 5, 2025, the date of a Current Report on Form 8-K filed by the Company announcing the replacement of EisnerAmper with KPMG as the Company's independent registered public accounting firm (the "Accounting Firm 8-K"), there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and EisnerAmper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EisnerAmper's satisfaction, would have caused EisnerAmper to make reference thereto in its report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the following material weaknesses in the Company's internal control over financial reporting which existed during the Company's fiscal year ended December 31, 2024, as disclosed in Part II, Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 28, 2025 and during the Company's fiscal quarter ended March 31, 2025, as disclosed in Part I, Item 4 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, as filed with the SEC on May 12, 2025. The material weaknesses related to (i) lack of degree of precision in the review of materials used to record transactions in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") and (ii) lack of formalized or documented policies related to the overall information technology ("IT") system environment, including IT security and cybersecurity, centrally managed security patches and antivirus/malware protection, and user access. The material weaknesses identified did not result in the restatement of any previously reported financial statements or any related financial disclosure, nor did management believe that it had any effect on the accuracy of the Company's financial statements for the reporting periods ended December 31, 2024 and March 31, 2025. This reportable event was discussed among the Company's management, the Audit Committee, and EisnerAmper. EisnerAmper has been authorized by the Company to respond fully to the inquiries of KPMG, the successor accountant, concerning this reportable event. The Company determined that all material weaknesses had been remediated by December 31, 2025.

The Company provided EisnerAmper with a copy of the disclosures in the Accounting Firm 8-K prior to its filing with the SEC and requested EisnerAmper furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated June 5, 2025, is filed as Exhibit 16.1 to the Accounting Firm 8-K.

Appointment of KPMG

The appointment of KPMG as the independent registered public accounting firm of the Company has been approved by the Audit Committee and the Board, effective June 4, 2025.  The Shareholders approved the appointment of KPMG as the independent auditor of the Company for the ensuing year at the Company's annual general and special meeting held on July 22, 2025.

During the two fiscal years immediately prior to the appointment of KPMG and in the subsequent interim period through June 4, 2025, neither the Company, nor any party on its behalf, consulted with KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements, and no written reports or oral advice were provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of (a) a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (b) a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Policy on Audit Committee Preapproval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee will preapprove all non-audit services to be provided to us by its external auditors. The Audit Committee may delegate to one or more of its members the authority to preapprove non audit services but preapproval by such member or members so delegated shall be presented to the full Audit Committee at its first scheduled meeting following such preapproval. All of the services relating to the fees in the table above were approved by our Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPOINTMENT AND AUTHORIZING THE BOARD TO FIX THE AUDITORS' REMUNERATION IN PROPOSAL 1.

PROPOSAL 2 - ELECTION OF DIRECTORS

There are currently nine directors of the Company. At the Meeting, it is proposed that nine directors are to be elected at the Meeting.

Management of the Company proposes to nominate at the Meeting each of William L. Ashton, Dr. Raza Bokhari, Robert J. Ciaruffoli, Barry Fishman, Dr. Larry Kaiser, Patrick Mahaffy, Dr. Sara R. May, Hon. Cathy McMorris Rodgers and Ajay Raju, to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed, or becomes disqualified in accordance with the Articles or the OBCA. The persons named in the accompanying Proxy Card intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table and the notes thereto set out the name and age of each current director and director nominee (as of the Record Date) their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name and Location of Residence	Age	Position(s)	Principal Occupation During the Past Five Years (7)	Director Since	Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly (8)
Dr. Larry Kaiser (1) (4) (5) (6) Pennsylvania, United States	73	Director	Managing Director (Healthcare Industry Group), Alvarez and Marsal (2020 - Present)	September 2023	71,250

Robert J. Ciaruffoli (1)(2)(3) (4) (5) (6) Pennsylvania, United States	74	Director	Co-founder, Broad Street Angels (2016 - Present)	September 2023	83,750

Patrick Mahaffy, (3) (4) Florida, United States	62	Director	Chairman, Antev (2024 - 2025); President and CEO, Clovis Oncology (2009 - 2023)	August 2025	66,685

William L. Ashton (1) (2)(6) Pennsylvania, United States	75	Director	President, Harrison Consulting Group, LLC (2013 - Present)	September 2023	72,500

Barry Fishman (3) Ontario, Canada	69	Director	Chief Corporate Development Officer, Apotex (2023 - Present); Managing Director, Sequoia Advisors Inc. (2014 - Present)	September 2023	71,250

Dr. Sara R. May (1) (2) (5) Ontario, Canada	48	Director	Senior Terrestrial Ecologist and Geomatics Manager, Beacon Environmental (2012 - Present); Senior Vice President, FSD Pharma Inc. (2020 - 2022)	June 2024	71,250

Hon. Cathy McMorris Rodgers (2) (4) (5) Washington, United States	57	Director	U.S. Representative (WA-05) (2004 - 2024)	July 2025	31,250

Ajay Raju (3) (6) Pennsylvania, United States	56	Director	Chairman and CEO, Dilworth Paxson LLP (2014 - 2021); Chairman and CEO, Raju LLP (2021 - Present)	July 2025	2,031,250 (9)

Dr. Raza Bokhari Pennsylvania, United States	59	Executive Chairman and Chief Executive Officer	Executive Chairman and Chief Executive Officer, Medicus Pharma Ltd. (2023 - Present); Executive Chairman and CEO, FSD Pharma (2020 - 2021)	September 2023	1,343,173 (10)

Notes:

(1) Member of the Compensation Committee. Dr. Kaiser is the Chair.

(2) Member of the Audit Committee. Mr. Ciaruffoli is the Chair.

(3) Member of the Corporate Disclosure Committee. Mr. Raju is the Chair.

(4) Member of the Governance Committee. Hon. Cathy McMorris Rodgers is the Chair.

(5) Member of the Nominating Committee. Dr. May is the Chair.

(6) Member of the Mergers & Acquisitions Committee. Mr. Ashton is the Chair.

(7) The information as to principal occupation, business or employment is not within the knowledge of the Company and has been furnished by the respective current directors and director nominees, as the case may be.

(8) Including options that are currently exercisable or will become exercisable within 60 days of April 30, 2026 by each director.

(9) Includes 2,000,000 Common Shares held of record by 215 Capital Togo PHL Fund I, LP, an entity controlled by Ajay Raju. Mr. Raju's address is Two Liberty Place, 50 S. 16th Street, Suite 2710, Philadelphia, PA 19102.

(10) Includes 793,174 Common Shares held by RBx Capital, LP, an entity controlled by Dr. Raza Bokhari. Dr. Raza Bokhari may be deemed the beneficial owner of securities held by RBx Capital, LP.

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Dr. Raza Bokhari, Executive Chairman and Chief Executive Officer

Dr. Bokhari has served as our Executive Chairman and Chief Executive Officer since September 2023. Dr. Bokhari works full time for the Company.

A recipient of Philadelphia Business Journal's "40 under 40" award, Dr. Raza Bokhari, a physician turned serial entrepreneur, has a demonstrated successful track record in aggregating and accelerating life sciences, healthcare services and Pharmaceutical R&D companies.

He previously served as Executive Chairman and CEO of FSD Pharma (Nasdaq: HUGE) (2020 to 2021), where his strategies successfully pivoted the company out of medicinal cannabis and into a clinical stage pharmaceutical R&D, a transition marked by a listing on the Nasdaq Capital Market ("Nasdaq") listing in January 2020, and raising nearly $100M institutional capital to fuel growth and expansion.

In addition to his corporate roles, Dr. Bokhari serves as the Vice Chairman of the World Affairs Council of Philadelphia. He formerly served on the board of Temple University's Fox School of Business and Management as Chairman of the Executive Advisory Committee and was a Trustee of the esteemed Franklin Institute and Foreign Policy Research Institute.

Dr. Bokhari, through his family foundation, believes in giving back and investing in the community. In recognition of a $1 million gift, he made to his alma mater, Temple University, its Fox Business School named the Innovation & Entrepreneurship Institute Suite in his honor. The school acknowledged Dr. Bokhari in 2018 by naming him a Centennial Honoree, a special collection of entrepreneurs, visionaries, and disruptors who helped shape the Fox School and the business world since 1918.

Dr. Bokhari has a Doctor of Medicine degree from the University of Punjab, Rawalpindi Medical College, and an Executive MBA from Temple University, Fox School of Business & Management.

The Board believes that Dr. Bokhari is qualified to serve as a member of the Board due to his experience as our Executive Chairman and Chief Executive Officer, as well as his extensive experience in the life sciences, healthcare services and pharmaceutical industries.

Dr. Larry Kaiser, Director

Dr. Larry Kaiser has served as a member of the Board since September 2023.

Dr. Kaiser has been the Managing Director with the Healthcare Industry Group at Alvarez and Marsal, a leading global professional services firm, since 2020. Most recently, Dr. Kaiser was the President and CEO of the $2.2 billion Temple University Health System, Dean of Temple University's Lewis Katz School of Medicine, and Senior Executive Vice President for Health Sciences at Temple University (2011 to 2019). Among his many accomplishments at Temple was the acquisition of the Fox Chase NCI designated Comprehensive Cancer Center, the development of a number of programs, including the number one lung transplant program in the country, a nationally recognized program in pulmonary hypertension, in addition to growing programs in cardiovascular surgery, thoracic surgery, neurosurgery, and orthopedic surgery. Before joining Temple University in 2011, Dr. Kaiser served as the President of the University of Texas Health Science Center at Houston (2008 to 2011), the largest of six health related campuses at the University of Texas.

Dr. Kaiser graduated AOA (Alpha Omega Alpha Honor Medical Fraternity) from the Tulane University School of Medicine in 1977 and completed his residency in general surgery as well as a fellowship in surgical oncology at the University of California, Los Angeles. He then completed a residency in cardiovascular and thoracic surgery at the University of Toronto. Following that, he held positions as attending thoracic surgeon at Memorial Sloan Kettering Cancer Center and Assistant Professor of Surgery at Cornell University Medical College (both New York City) and subsequently as Associate Professor (with tenure) at the Washington University School of Medicine (St. Louis) (1988 to 1991). At the University of Pennsylvania, Dr. Kaiser held a variety of positions from 1991 to 2008, including chief of general thoracic surgery, founder and director of the university's lung transplantation program, director of its Center for Lung Cancers and Related Disorders, and co-director of the Thoracic Oncology Laboratory. In 2001, following a national search, he was named the John Rhea Barton Professor and Chair of the Department of Surgery as well as Surgeon in Chief for the University of Pennsylvania Health System. In 1997, Dr. Kaiser was named as the first recipient of the Eldridge Eliason Professorship of Surgery endowment at the Perelman School of Medicine at the University of Pennsylvania.

The Board believes that Dr. Kaiser is qualified to serve as a member of the Board because of his depth of experience in medicine, academic research and the healthcare services industry.

Robert J. Ciaruffoli, Director

Robert J. Ciaruffoli has served as a member of the Board since September 2023.

Mr. Ciaruffoli is the co-founder of Broad Street Angels, a 100 member Philadelphia based angel investor network which invests in start-up entrepreneurial businesses with high growth potential. Broad Street Angels is the largest angel investor network in the Philadelphia region.

Mr. Ciaruffoli is a CPA and served as the Chairman and CEO of the Parente Beard/Baker Tilly accounting and advisory firm (2000 to 2015). During his tenure as Chairman and CEO, he and his team transitioned the firm from a Pennsylvania practice to a multi-state super regional firm. In 2014, he orchestrated a merger of the Parente Beard and Baker Tilly Virchow Krause firms to create the 12th largest U.S. accounting and advisory firm. Mr. Ciaruffoli also served on the board of directors and executive committee of Baker Tilly International, the 8th largest global accounting network. During his tenure on the board and the executive committee, Baker Tilly International grew from an unranked network to the eighth largest global accounting network.

Throughout his career, Mr. Ciaruffoli has served on numerous for profit and not for profit boards. Presently, he is a board member of Ben Franklin Technology Partners. He was also the past chairman of the Pennsylvania State Board of Accountancy.

Mr. Ciaruffoli holds a Bachelor of Science in Accounting from Kings College, Wilkes Barre, Pennsylvania and has proudly served in the U.S. Marine Corps (1970 - 1972).

The Board believes that Mr. Ciaruffoli is qualified to serve as a member of the Board because of his industry-specific and capital markets experience.

William L. Ashton, Director

William L. Ashton has served as a member of the Board since September 2023.

Mr. Ashton is a former Fortune 100 senior executive with over 35 years' experience in the biotechnology and pharmaceutical business. Mr. Ashton retired from a successful career at Amgen Inc. where he served in various positions since 1989 including Vice President of U.S. Sales, Vice President/General Manager of the Corporate Accounts, and Vice President of Government and Commercial Affairs where he was responsible for working with the FDA, and Centers for Medicare and Medicaid Services and Advocacy groups.

He previously worked for Boehringer Ingelheim and Warner Lambert Pharmaceuticals.

Mr. Ashton has been the President at Harrison Consulting Group, LLC, a privately held biopharmaceutical/ healthcare consulting firm with expertise in commercialization, payer strategy, and reimbursement since 2013.

He has served on the boards of several publicly traded pharmaceutical companies, namely, Spectrum Oncology, where was Chairman of the Board, Baudax Bio, Societal CDMO, Sucampo Pharmaceuticals and Galena Bio Pharma. On February 22, 2024, Baudax Bio filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Pennsylvania.

In addition, he has served on the boards of the National Osteoporosis Foundation, Friends of the National Library of Medicine, and is a Commissioner on the Medical Representatives National Certification Commission.

Following his extensive pharmaceutical career, Mr. Ashton was the Founding Dean and assistant professor at the Mayes College of Healthcare Business and Policy (2007 to 2013) at the University of the Sciences of Philadelphia (now St. Joseph University).

Mr. Ashton holds a B.S. in Education from the University of California of Pennsylvania, (now Penn Western University) and a M.A. in Education from the University of Pittsburgh.

The Board believes that Mr. Ashton is qualified to serve as a member of the Board due to his extensive experience in biotechnology, biopharmaceutical and pharmaceutical industries.

Barry Fishman, Director

Barry Fishman has served as a member of the Board since September 2023.

Mr. Fishman is the Chief Corporate Development Officer at Apotex, a Canadian-based global health company, overseeing business development, product portfolio and strategic partnerships. He is recognized as a change agent with a track record of driving growth during organizational transformation.  Over the past two decades, Barry has held executive leadership roles in branded and generic pharmaceutical companies including Eli Lilly, Taro, Teva, and Merus Labs - a Canadian-based publicly traded international specialty pharmaceutical company focused on branded legacy and growth brands.  Barry has significant experience as a public company director and is a past Chair of the Canadian Generic Pharmaceutical Association (CGPA). He has a Bachelor of Commerce from McGill University.

The Board believes that Mr. Fishman is qualified to serve as a member of the Board due to his extensive experience as a pharmaceutical executive.

Dr. Sara R. May, Director

Dr. May is a highly skilled professional with over 10 years of experience managing large scale commercial and research projects within regulated industries. Dr. May brings a multidisciplinary background in quality assurance and compliance, clinical trial management, environmental consulting, and data analytics. She has direct experience working with regulators including the FDA, Health Canada and Canada Revenue Agency.

Dr. May started her career in environmental consulting at Beacon Environmental, an employee-owned environmental consulting firm in Ontario, Canada, where she currently holds the position of Senior Terrestrial Ecologist and Geomatics Manager (2012 to present). Dr. May has also served as the President of FV Pharma Inc. (2018 to 2020), a start-up public cannabis company where she was responsible for all aspects of operations, and Senior Vice President of FSD Pharma Inc. (2020 to 2022), where Dr. May led several enterprise wide transformation initiatives focused on enabling the company's business model to adapt to the shift in markets from cannabis to boutique pharma and drug development.

In addition, Dr. May brings deep corporate governance experience through her work with both corporate and not for profit boards, including contributing to the public listing and uplisting process of several start up cannabis and boutique pharmaceutical companies. Dr. May has served on the board of directors of FV Pharma Inc. (2018 to 2020) and the board of directors of Cannara Biotech (2019 to 2020) where she chaired the Compensation Committee and was a member of the Corporate Governance Committee. She has also been a member of the YMCA Northumberland Charity Board (2020 to 2023) where she chaired the Finance Audit and Risk Committee and has been on the board of directors of Beacon Environmental since 2023.

Dr. May received her Bachelor of Science (Honours) degree in Botany and Plant Genetics from the University of Guelph and her PhD in Evolutionary Genetics from Queen's University.

The Board believes that Dr. May is qualified to serve as a member of the Board due to her extensive experience as a pharmaceutical executive, environmental consultant and deep familiarity with corporate governance matters.

Hon. Cathy McMorris Rodgers, Director

The Honorable Cathy McMorris Rodgers has served as a member of the Board since July 2025.

Ms. Rodgers is a high-profile congressional leader, innovative policymaker, and trust-builder with over 30 years of experience in legislative affairs, energy policy, and civic leadership.

Most recently, Ms. Rodgers served as the U.S. Representative for Washington's 5th Congressional District from 2004 to 2025. During her tenure, Ms. Rodgers represented approximately 774,000 constituents on all federal issues as Eastern Washington's chief advocate in the U.S. Congress. Ms. Rodgers provided oversight and accountability to various agencies and boards within the federal government.

Ms. Rodgers is also an ability advocate with leadership experience in the disabilities community including the National Down Syndrome Society, ARC, and Global Down Syndrome. She also founded and co-chairs the Congressional Task Force on Down Syndrome.

Ms. Rodgers received her Bachelor of Administration, Pre-Law, from Pensacola Christian College and her Executive Masters in Business Administration (EMBA) from Foster School of Business at the University of Washington.

The Board believes that Ms. Rodgers is qualified to serve as a director due to her extensive leadership and public service experience, including her long-term work on healthcare-related matters.

Ajay Raju, Director

Ajay Raju has served as a member of the Board since July 2025.

Mr. Raju is a law firm leader who is highly involved in the civic interests of his community. His experience includes representation of clients in the structured finance and real estate capital markets sectors, guiding clients through mergers, acquisitions, divestitures, joint ventures and cross-border strategic transactions.

Mr. Raju currently serves as Chairman and CEO of Raju LLP (2021 to present), Co-Founder and Director of Avstera Therapeutics Corp. (2022 to present), Chairman of Indigo Global (2014 to present) and Managing General Partner at 215 Capital (2016 to present). Mr. Raju is also the Co-Founder and Chairman of The Germination Project (2014 to present), Founder and Chairman of the Ark Institute (2021 to present) and Co-Founder and Former Chairman of The Philadelphia Citizen (2014 to present). Mr. Raju previously served as Chairman and CEO of Dilworth Paxson LLP (2014 to 2021) and as Managing Partner of Reed Smith's Philadelphia office (2003 to 2014), where he was a member of the Global Executive Committee.

Mr. Raju also sits on a number of civic boards, including the Philadelphia Museum of Art, the Zicklin Center at Wharton, the CEO Council at Penn Medicine and the Scientific and Research Council at Penn Medicine.

Mr. Raju received his Bachelor of Arts and Juris Doctor degrees from Temple University.

The Board believes that Mr. Raju is qualified to serve as a director due to his extensive legal, business, and civic leadership experience.

Patrick Mahaffy, Director

Patrick Mahaffy has served as a member of the Board since August 2025.

Mr. Mahaffy is a biopharmaceutical executive with extensive experience leading oncology-focused drug development and commercialization in the United States and Europe. He brings a track record of founding and guiding companies through successful product approvals, as well as deep expertise in commercial strategy, portfolio development, and operational leadership across novel oncology therapeutics and targeted radiotherapeutics.

Mr. Mahaffy most recently served as Chairman of the Board of Antev (2024-2025). Previously, he was President and CEO of Clovis Oncology, which he co-founded in 2009 and led through the development and approval of Rubraca for ovarian and prostate cancers, along with early clinical work in targeted radionuclide therapy. Before Clovis, he served as President and CEO of Pharmion Corporation until its $2.9 billion acquisition by Celgene. Pharmion's lead therapy, Vidaza, remains the standard of care for myelodysplastic syndrome and acute myeloid leukemia. Earlier, he was President and CEO of Nexstar Pharmaceuticals, acquired by Gilead Sciences in 1999, where he oversaw the development of Ambisome, still the standard of care for certain life-threatening fungal infections.

Mr. Mahaffy holds a Master's degree in International Affairs from Columbia University and a Bachelor's degree in International Affairs from Lewis & Clark College, where he is a long-serving member of the Board of Trustees.

The Board believes Mr. Mahaffy is qualified to serve due to his extensive leadership experience in oncology drug development, his history of building successful biopharmaceutical companies, and his deep understanding of global regulatory and commercial environments.

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company.

The persons named in the accompanying Proxy Card (if named and absent contrary directions) intend to vote the shares represented thereby FOR the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed Proxy Card reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the resignation or removal of directors, in both instances whether by Shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice By-Law

Pursuant to an annual and special meeting of Shareholders, the Company adopted the Advance Notice By-Law on July 28, 2023, under which Nominating Shareholders must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" Any such notice also must include the information required by the Advance Notice By-Law.

Subject to compliance with the Advance Notice By-Law, written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 60 days prior to the date of the shareholders meeting, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of a meeting of Shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder's notice.

Shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2027, being at least 60 calendar days prior to the anniversary date of the Meeting, or if the date of the 2027 Annual General Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" in accordance with the notice provisions described above under the heading "How may I nominate director candidates or present other business for consideration at a meeting?"

Subject to compliance with the Advance Notice By-Law, to be in proper written form, such notice must set forth the nominee's name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an "independent" director within the meaning of NI 52-110; a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation; any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation; and a duly completed personal information form in the form prescribed by the principal stock exchange on which the securities of the Company are listed for trading, if any. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation. The notice must also include the written consent of each nominee to being named as a nominee and to serve as a director, if elected.

The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the Advance Notice By-Law and, if the chair of the Meeting determines that any proposed nomination is not in compliance with the Advance Notice By-Law, to declare that such defective nomination shall be disregarded.

Involvement in Certain Legal Proceedings

To the best of our knowledge, other than disclosed herein, none of our directors or executive officers that served during the year ended December 31, 2025 or currently has been involved during the past ten years in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K or applicable Canadian securities laws.

Certain Relationships and Related Transactions

Related Party Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company's senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Audit Committee is charged with oversight over related party transactions entered into by the Company.

Company Transactions with Related Parties

On October 18, 2023, the Company signed an agreement with RBx Capital, LP ("RBx"), that provides for certain managerial positions to be filled from within RBx. RBx is responsible for the payment and provision of all wages, bonuses, and benefits for these positions. Reimbursable salaries paid to RBx pursuant to this agreement are $125,000 per month. In December 2024, reimbursable salaries were changed to $100,000 per month, which in December 2025 was changed to $125,000. Reimbursable salaries paid to RBx were $1,200,000 and $1,300,000 during the years ended December 31, 2025 and 2024, respectively. Additional expenses of $446,264 and $180,857 were incurred by RBx on behalf of the Company during the years ended December 31, 2025 and 2024, respectively. The Company paid $1,570,504 and $1,623,316 to RBx during the years ended December 31, 2025 and 2024. The total amount of accounts payable to RBx was $194,152 and $142,459 as of December 31, 2025 and 2024, respectively.

Conflicts of Interest

To the best of our knowledge, except as disclosed elsewhere in this report, we are not aware of any existing or potential material conflicts of interest between us and any of our directors as of the date hereof. However, certain of our directors are, or may become, directors or officers of other companies with businesses, which may conflict with our business. Accordingly, conflicts of interest may arise which could influence these individuals in evaluating possible acquisitions or in generally acting on our behalf.

Pursuant to the OBCA, our directors are required to act honestly and in good faith with a view to act in our best interests. Generally, as a matter of practice, directors who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any board discussion respecting that contract or transaction. If on occasion such directors do participate in the discussions, they will refrain from voting on any matters relating to matters in which they have disclosed a material interest. In appropriate cases, we will establish a special committee of independent directors to review a matter in which directors or officers may have a conflict.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES IN PROPOSAL 2.

PROPOSAL 3 - SHARE CONSOLIDATION

The Company proposes that the Shareholders approve a special resolution to authorize the Board, in its discretion, to effect a consolidation of the Common Shares on the basis of a consolidation ratio to be determined by the Board, up to a maximum ratio of 50 pre-consolidation Common Shares for every one (1) post-consolidation Common Share (the "Share Consolidation").

Background and Reason for the Share Consolidation Proposal

To remain listed on the Nasdaq Stock Market, Nasdaq Rules require that minimum bid price of our Common Shares be at least $1.00 per Common Share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the "Minimum Bid Price Rule"). Our primary objective in seeking Shareholder approval of the Share Consolidation Proposal is to be in a position to raise the per-share trading price of our Shares to meet the requirements for the continued listing of our Common Shares on the Nasdaq Capital Market.

On the Record Date, the closing price for the Common Shares on the Nasdaq Capital Market was $0.28 per Common Share. On April 21, 2026, the Company received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC notifying the Company that the closing bid price for the Company's Common Shares had been below $1.00 per share for 30 consecutive business days and that the Company was therefore not in compliance with the Minimum Bid Price requirement for continued listing on Nasdaq. Thus, we are seeking shareholder approval of the Share Consolidation Proposal primarily so that the Board is in a position to implement the Share Consolidation to become compliant with the Minimum Bid Price Rule. However, the Board could determine to implement the Share Consolidation Proposal even if we otherwise become compliant with the Minimum Bid Price Rule to have a higher per Share stock price for the reasons discussed below or the Board could determine not to implement the Share Consolidation Proposal even if we are not in compliance with the Minimum Bid Price Rule.

We expect that the Share Consolidation, if effectuated, would increase the bid price per Common Share and, if necessary, allow the Company to comply with the Minimum Bid Price Rule. However, there can be no assurance that the Share Consolidation would have that effect, initially or in the future, or that it would enable us to maintain the listing of the Common Shares on the Nasdaq Capital Market or any other tier of Nasdaq. We are not aware of any present efforts by anyone to accumulate our Common Shares, and the proposed Share Consolidation is not intended to be an anti-takeover device.

In addition, we believe that the low market price of our Common Shares impairs their marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of Common Shares outstanding should not, by itself, affect the marketability of the Common Shares, the type of investor that would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of the Common Shares but also their trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of Common Shares.

We also believe that a higher Common Share price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low Common Share price, regardless of the size of the Company's market capitalization. If the Share Consolidation successfully increases the per-share price of our Common Shares, we believe this increase would enhance our ability to attract and retain employees and service providers.

Effect of Share Consolidation

If approved and implemented, the Share Consolidation will occur for all of the Company's issued and outstanding Common Shares, such that the Company will be able to satisfy regulatory or stock exchange requirements like the Minimum Bid Price Rule and/or facilitate transactions in the Common Shares.

The implementation of the Share Consolidation would not affect the total Shareholders' equity of the Company or any components of Shareholders' equity as reflected on the Company's financial statements except to change the number of issued and outstanding Common Shares to reflect the Share Consolidation.

Effect on Convertible Securities

The exercise or conversion price and/or the number of Common Shares issuable under any outstanding convertible securities, including under outstanding options, warrants, rights, and any other similar securities will be proportionately adjusted upon the implementation of the Share Consolidation, in accordance with the terms of such securities, on the same basis as the Share Consolidation.

Certain Risks Associated with the Share Consolidation

Reducing the number of issued and outstanding Common Shares through the Share Consolidation is intended, absent other factors, to increase the per share market price of the Common Shares. However, the market price of the Common Shares after the Share Consolidation will also be affected by the Company's financial and operational results, its financial position, including its liquidity and capital resources, the development of its operations, industry conditions, the market's perception of the Company's business and other factors, which are unrelated to the number of Common Shares outstanding. Accordingly, there can be no assurance that the market price of the Common Shares will increase following the implementation of the Share Consolidation or that the Company will become compliant with the Minimum Bid Price Rule and avoid a delisting of the Shares from the Nasdaq Capital Market, or that the market price of the Common Shares will not decrease in the future and result in noncompliance with the Minimum Bid Price Rule. There can also be no assurance that the implementation of the Share Consolidation will, in and of itself, guarantee the continued listing of the Common Shares on the Nasdaq Capital Market or that the Common Shares will not be delisted from the Nasdaq Company Market because the Company fails to meet other Nasdaq continued listing requirements.

The market price of the Common Shares immediately following the implementation of the Share Consolidation is expected to be approximately equal to the market price of the Common Shares prior to the implementation of such consolidation multiplied by the applicable consolidation ratio but there is no assurance that the anticipated market price immediately following the implementation of the Share Consolidation will be realized or, if realized, will be sustained. There can be no assurance that the total market capitalization of the Company (the aggregate value of all Common Shares at the market price then in effect) immediately after the Share Consolidation will be equal to or greater than the total market capitalization immediately before the Share Consolidation.

Although the Company believes that establishing a higher market price for the Common Shares could also enhance the marketability of the Common Shares by potentially broadening the pool of investors that may consider investing in the Company, including institutional and other investors whose internal investment policies prohibit or discourage them from purchasing shares trading below a certain minimum price and reduce volatility, there is no assurance that implementing the Share Consolidation will achieve either of these results.

If the Share Consolidation is implemented and the market price of the Common Shares (adjusted to reflect the applicable consolidation ratio) declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would have occurred if the Share Consolidation had not been implemented. Both the total market capitalization of the Company and the adjusted market price of the Common Shares following the Share Consolidation may be lower than they were before the Share Consolidation took effect. The reduced number of Common Shares that would be outstanding after the Share Consolidation is implemented could adversely affect the liquidity of the Common Shares.

The Share Consolidation may result in some shareholders owning "odd lots" on a post-consolidation basis. Odd lot Common Shares may be more difficult to sell, or may attract greater transaction costs per Common Share to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in "round lots."

Tax Considerations

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TO THEM, INCLUDING THE EFFECTS OF ANY CANADIAN OR U.S. FEDERAL, PROVINCIAL, STATE, LOCAL, FOREIGN AND/OR OTHER TAX LAWS.

Implementation

The Share Consolidation resolution (the "Share Consolidation Resolution"), as set out below, provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed Share Consolidation without further approval of the Shareholders of the Company. The Board is authorized to revoke the Share Consolidation Resolution, in its sole discretion without further approval of the Shareholders of the Company at any time prior to implementation of the Share Consolidation.

Shareholder Approval

In order to effect the Share Consolidation, the Company will file articles of amendment pursuant to the OBCA to amend its current articles (the "Articles of Amendment"). Such Articles of Amendment shall only be filed upon the Board deciding, in its sole discretion, to proceed with the Share Consolidation. The Share Consolidation will become effective on the date shown in the certificate of amendment issued pursuant to the OBCA.

In accordance with the OBCA, the Share Consolidation Resolution must be approved by not less than two thirds of the votes cast by the Shareholders represented at the Meeting in person or by proxy.

At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to approve and authorize the Share Consolidation Resolution, as follows:

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(i) the board of directors (the "Board") of Medicus Pharma Ltd. (the "Company") is authorized to take such actions as are necessary to effect a consolidation (the "Share Consolidation") of all of the issued and outstanding common shares (the "Common Shares") on the basis of a consolidation ratio to be determined by the Board, up to a maximum ratio of 50 pre-consolidation Common Shares for every one (1) post-consolidation Common Share (the "Maximum Ratio") if the Board determines it is necessary or desirable to do so, including, without limitation, to satisfy stock exchange or regulatory requirements or to facilitate transactions involving the Common Shares;

(ii) the Board be and is hereby authorized in its sole discretion to fix the consolidation ratio, to be used in the Share Consolidation, up to the Maximum Ratio;

(iii) in the event that the Share Consolidation would otherwise result in the issuance of a fractional Common Share, no fractional Common Share shall be issued and such fraction will be rounded down to the nearest whole number;

(iv) the Board, in its sole discretion, may act upon this resolution to effect the Share Consolidation, or, if deemed appropriate and without any further approval from the shareholders of the Company, may approve of the Share Consolidation, and it is authorized to revoke this special resolution in its sole discretion at any time prior to effecting the Share Consolidation;

(v) any officer or director of the Company is authorized to cancel (or cause to be cancelled) any certificates evidencing the existing Common Shares and to issue (or cause to be issued) certificates representing the new Common Shares to the holders thereof; and

(vi) any one officer or director of the Company is authorized to do all acts and to execute and deliver all documents or instruments desirable to give effect to the foregoing, including, without limitation, articles of amendment in the form required pursuant to the Business Corporations Act (Ontario).

The Board has determined that the Share Consolidation is in the best interests of the Company and unanimously recommends that Shareholders vote FOR the Share Consolidation Resolution. Unless otherwise instructed, the persons named in the accompanying Proxy Card (provided the same is duly executed in their favour and is duly deposited) intend to vote FOR the Share Consolidation Resolution and to approve the Share Consolidation as detailed above.

Effective Date

Subject to applicable regulatory requirements, the Share Consolidation Resolution will be effective on the date on which Articles of Amendment are filed and certified by the Ministry of Public and Business Service Delivery (Ontario), on which the directors of the Company determine to carry out the Share Consolidation.

If the Share Consolidation Resolution is approved, no further action on the part of the Shareholders will be required in order for the Board to implement the Share Consolidation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SHARE CONSOLIDATION IN PROPOSAL 3.

CORPORATE GOVERNANCE

Board of Directors

The Board currently consists of nine directors. The Board is responsible for the general supervision of the management of our business and affairs with the objective of enhancing shareholder value. The Board discharges its responsibilities directly and through its committees. The Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our articles provide that the number of directors may be between 1 and 15. The number of directors may be increased or decreased upon approval of the Shareholders or, in certain circumstances and subject to our articles, by a majority of the directors. Our directors are elected at each annual general meeting of Shareholders and serve until the next annual meeting of Shareholders or until their successors are elected or appointed unless their positions are earlier vacated.

The independence of the Company's directors has been determined under the Nasdaq Rules, which require that independent directors comprise a majority of a listed company's board of directors. Under Rule 5605(a)(2) of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company who, in the opinion of the board of directors, has no relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under National Instrument 58-101 - Disclosure of Corporate Governance Practices, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of NI 52-110. Section 1.4 of NI 52-110 generally provides that a director is independent if he or she has no direct or indirect relationship with the issuer which could, in the view of the issuer's board of directors, be reasonably expected to interfere with the exercise of the director's independent judgment.

The Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, the Board has determined William L. Ashton, Robert J. Ciaruffoli, Barry Fishman, Dr. Larry Kaiser, Dr. Sara R. May, Hon. Cathy McMorris Rodgers, Patrick Mahaffy and Ajay Raju, representing eight of the nine members of the Board, are "independent" as that term is defined under the Nasdaq Rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director. Dr. Bokhari is not independent by virtue of being the Company's Chief Executive Officer. Dr. Bokhari is the Chairman of the Board. Robert J. Ciaruffoli acts as independent lead director and will assume the duties of the Chairman as and when required to address any actual or potential conflicts of interest.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted director term limits, a retirement policy for its directors or other automatic mechanisms of board renewal. The Board will hold office for a one-year term and, unless re-elected, will retire from office at the end of the next annual meeting of the Shareholders of Medicus.

Nomination of Directors

The Board is responsible for nominating individuals for election to the Board by the Company's Shareholders at each annual general or special meeting of Shareholders. The Board is also responsible for filling vacancies on the Board that may occur between annual general meetings of Shareholders. The Nominating Committee, in accordance with its charter, is responsible for identifying, reviewing, evaluating and recommending to the Board candidates to serve as directors.

Director Independence

The Board has determined that eight members of the Board are "independent," as defined under the Nasdaq Rules and for purposes of Canadian securities laws and therefore, a majority of the directors on the Board are independent. Dr. Raza Bokhari is not considered independent by virtue of his management position. Each director that is a member of any of the compensation, nominating and audit committees is independent under such committee independence standards.

Under the Nasdaq Rules, independent directors must comprise a majority of a listed company's board of directors. For purposes of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, subject to certain additional limitations. A director is considered to be independent for the purposes of Canadian securities laws if the director has no direct or indirect material relationship to the company. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of a director's independent judgment. Certain individuals, such as our employees and executive officers, are deemed by Canadian securities laws to have material relationships with us.

Structures and processes are in place to permit the Board to function independently of management, including for purposes of encouraging an objective process for nominating directors and determining executive compensation.

Certain members of the Board are also members of the boards of other public companies. The Board has not adopted a director interlock policy, but is kept informed of other public directorships held by its members.

Meetings of Directors

The Board holds regularly scheduled meetings as well as ad hoc meetings from time to time. The independent members of the Board can also meet, as required, without the non independent directors and members of management before or after each regularly scheduled board meeting.  In 2025, there were a total of 4 meetings of the Board.

Family Relationships

There are no family relationships among our executive officers and directors.

Board Mandate

The Board has adopted a written mandate (the "Board Mandate"). The primary mandate of the Board is supervision of the senior management of the business, the going concern and general affairs of the Company as outlined in the Board Mandate attached as Schedule "A" to this proxy statement, and which is available on our corporate website at www.medicuspharma.com/corporate-govenance/. The Board discharges certain of its responsibilities through delegation to its committees as more particularly set out in committee mandates.

Position Descriptions

The Board has adopted a written position description for the lead independent director, which position is currently held by Robert J. Ciaruffoli, as well as a written position description for individual directors.

The Board does not intend on adopting written position descriptions for the Chief Executive Officer ("CEO"), other than as described in the CEO's employment contract, or the committee chairs on the basis that the roles are well understood by all of the directors. In general, the roles of the Board and committee chairs are to ensure that the mandate of the Board or the mandate of a committee, as set out in their respective charters, are carried out in full.

With respect to the chairs of the committees, the Board has determined that their responsibilities include providing leadership to the applicable committee to carry out the committee's mandate as set out in a charter or through regulatory requirements and enhancing the committee's effectiveness through facilitating the committee's interaction with management, the Board and other committees of the Board and reporting as appropriate to the Board with respect to the committee's work.

With respect to the CEO, the CEO is responsible for our overall leadership and management in accordance with the strategies, policies and mandates established by the Board from time to time, and reports to the Board regarding our management and operations including the progress or deviations, if any, from the strategic plans set by the Board.

Directorships

Certain director nominees of the Company currently hold or held within the past five years directorships of other public companies, as follows:

Name	Name of Public Company	Name of Exchange or Market	Position	From
William L. Ashton	Baudax Bio Inc	OTCPK (formerly, Nasdaq)	Director	2019 - 2023
	Spectrum Pharmaceuticals Inc.	Delisted (formerly Nasdaq)	Director	2018 - 2023
Barry Fishman	Gryphon Digital Mining, Inc.	Nasdaq	Director	2021 - 2023

Orientation and Continuing Education

The Governance Committee, in conjunction with the Chair of the Board, is responsible for ensuring that new directors are provided with an orientation program. It is not anticipated that we will adopt any formal policies with respect to the orientation of new directors, nor is it anticipated to provide continuing education for the directors. Formal policies with respect to director orientation and education will be implemented as and when warranted by growth of our operations.

Ethical Business Conduct

The Board has adopted a written code of conduct and ethics for its directors, officers, employees, contractors and consultants (the "Code"). The Board will be responsible for monitoring compliance with the Code. The Board has also adopted a whistleblower policy.

The Board will take appropriate measures to exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer may have a material interest. Where appropriate, directors will abstain from portions of Board or committee meetings to allow independent discussion of points in issue. We intend to disclose any amendments to or waivers of certain provisions of our Code in a Current Report on Form 8-K. The Code is available on our corporate website at www.medicuspharma.com/corporate-govenance/.

Conflicts of Interest

When faced with a conflict, it is required that business judgment of responsible persons, uninfluenced by considerations other than our best interests, will be exercised in compliance with the guidelines set out in the Code. Pursuant to the OBCA, any of our officers or directors with a conflict of interest must disclose the nature and extent of such conflict to the Board and recuse themselves from a matter that materially conflicts with that individual's duty as one of our directors or senior officers.

Protection and Proper Use of Corporate Assets, Information and Opportunities

Confidential information is not to be used for any purposes other than ours. This requirement of confidentiality extends beyond the duty not to discuss private information, whether about us and/or our management and also applies to any of our assets, including trade secrets, patient, supplier or customer lists, business plans, computer software, company records and other proprietary information. The Code provides for certain specific guidelines around the duty of confidentiality of our directors, officers, employees, contractors and consultants.

In the situation of contracts with third parties such as suppliers and service providers, management is to share only that information which is needed to satisfy the conditions of the contract and only to those individuals who need to know.

The duty of confidentiality applies to all directors, officers, employees, contractors and consultants even after leaving their position with us, regardless of the reason for departing.

Compliance with Laws, Rules, and Regulations

It is required that we are in compliance with all legislation applicable to our business operations, including but not restricted to the federal and provincial laws of Canada, and any other applicable laws in jurisdictions where the company operates.

All Board members and employees have a duty to know, understand and comply with any specific legislation pertaining to our business and any legislation applicable to their duties and responsibilities.

The Code provides guidelines surrounding, among other items, compliance with applicable laws, conflicts of interest, certain opportunities, confidentiality and disclosure, employment practices, and use of our property and resources.

Insider Trading Policy

The Board has adopted an insider trading policy to set forth basic guidelines for trading in our securities and to preserve our confidential information so as to avoid any situation that might have the potential to damage our reputation, or which could constitute a violation of applicable securities law by our officers, directors, or employees. Under this policy, "insiders" (i.e., officers, members of the Board and other individuals having access to material non public information) are prohibited from trading in Common Shares and other securities on the basis of such material non public information until after the information has been disclosed to the public. The obligation not to trade on inside information applies not only to our insiders, but also to persons who obtain such information from insiders and use it to their advantage. Thus, liability may be imposed upon us, our insiders and also outsiders who are the source of leaks of material information not yet disclosed to the public and the leaks coincide with purchases or sales of our securities (i) by such insiders or outsiders, (ii) by us, or (iii) by "tippees" (including relatives, friends, investment analysts, etc.).

We have established scheduled "blackout periods" prohibiting sales or purchases by our directors and officers, and any other employee, independent contractor, or consultant of the Company who receives notice from our Chief Financial Officer that they are designated blacked out employees in respect of a given period prior to the release of financial results which continue until two business days after the time such information has been released to the public and which begin, (i) in the case of interim period financial results, ten business days prior to the end of the fiscal quarter; and (ii) in the case of annual financial results, the period of time beginning one calendar month after the end of the annual period. From time to time due to specific or anticipated events, we may feel it necessary to issue an unscheduled blackout period for a specific or indefinite period covering insiders or specific employees or groups.

In addition, we prohibit our employees, including our named executive officers and the members of the Board, from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company's equity securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules of the SEC require our directors, executive officers and persons who own more than 10% of our Common Shares to file reports of their ownership and changes in ownership of our Common Shares with the SEC. As a practical matter, we assist our directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on our review of the reports filed during 2025 and related written representations, we determined that no director, executive officer, or beneficial owner of more than 10% of our Common Shares failed to file a report on a timely basis during 2025, except that the Form 3 filed by the Company on behalf of Dr. Kenneth R. Melani on December 31, 2024 was subsequently amended to add Velocity Fund Partners, LP as a reporting owner and the Form 3 filed by the Company on behalf of Andrew Smith on July 3, 2025 was subsequently amended to include common shares that were inadvertently omitted.

Diversity Policy

The Board has adopted a written diversity policy relating to the identification and nomination of directors or members of senior management that are women, Indigenous peoples (First Nations, Inuit, and Metis), persons with disabilities or members of other racial, ethnic and/or visible minorities (collectively, "Designated Groups"). The Board and the Nominating Committee generally identifies, evaluates, and recommends candidates to become members of the Board or members of senior management with the goal of creating a Board and members of the senior management team that, as a whole, consists of individuals who possess extensive knowledge and competencies, diverse points of view, and relevant expertise, provide balance in terms of the knowledge and competencies of and represent all genders, various ages, and geographic and ethnic diversity, religious belief, cultural background, economic circumstance, human capacity, sexual orientation, as well as a broad range of business and educational experience, professional expertise, personal skills and perspectives The diversity policy identifies specific targets in respect of appointing persons from Designated Groups to the Board and in respect of executive officer appointments.

The diversity policy is available on our corporate website at www.medicuspharma.com/corporate-govenance/.

Board Committees

The Board has six standing committees: (1) the Audit Committee, (2) the Nominating Committee, (3) the Compensation Committee, (4) the Governance Committee, (5) the Corporate Disclosure Committee, and (6) the Merger and Acquisitions Committee.

Member	Independent	Audit Committee	Governance Committee	Compensation Committee	Nominating Committee	Corporate Disclosure Committee	Merger & Acquisitions Committee
William L. Ashton	✔	✔		✔			✔
Dr. Raza Bokhari
Robert J. Ciaruffoli	✔	✔	✔	✔	✔	✔	✔
Barry Fishman	✔					✔
Dr. Larry Kaiser	✔		✔	✔	✔		✔
Dr. Sara R. May	✔	✔		✔	✔
Hon. Cathy McMorris Rodgers	✔	✔	✔		✔
Ajay Raju	✔					✔	✔
Patrick Mahaffy	✔		✔			✔

Audit Committee

Composition of the Audit Committee

Our Audit Committee is currently comprised of four members. Each member of our Audit Committee is a non-employee member of the Board. In addition, each member of our Audit Committee is financially literate, as required by the Nasdaq Rules and Canadian securities laws and the Board has determined that Robert J. Ciaruffoli qualifies as an "audit committee financial expert" as defined in applicable SEC rules. All of the members of our Audit Committee are "independent" members of the Board, as required by the Nasdaq Rules, Rule 10A-3 of the Exchange Act and Canadian securities laws.

Name	Whether Independent(1)	Whether Financially Literate(2)
Mr. Robert Ciaruffoli(3)	Independent	Financially Literate
Mr. William L. Ashton	Independent	Financially Literate
Dr. Sara R. May	Independent	Financially Literate
Hon. Cathy McMorris Rodgers	Independent	Financially Literate

Notes:

(1) A member of the Audit Committee is independent if the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member's independent judgment.

(2) An individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

(3) Chair of the Audit Committee.

Relevant Education and Experience

The education and related experience of each of the members of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee is described below.

Robert J. Ciaruffoli

Robert J. Ciaruffoli has served as a member of our Audit Committee since 2023. Mr. Ciaruffoli holds a Bachelor of Science in Accounting from Kings College, Wilkes Barre, Pennsylvania. Mr. Ciaruffoli is a CPA and served as the Chairman and CEO of the Parente Beard/Baker Tilly accounting and advisory firm. Mr. Ciaruffoli also served on the Board and executive committee of Baker Tilly International. Throughout his career, Mr. Ciaruffoli has served on numerous for profit and not for profit boards. Presently, he is a board member of Ben Franklin Technology Partners and the co-founder of Broad Street Angels, an angel investor network. He was also the past chairman of the Pennsylvania State Board of Accountancy.

William L. Ashton

William L. Ashton has served as a member of our Audit Committee since 2025. Mr. Ashton is a former Fortune 100 senior executive with more than 35 years of experience in the biotechnology and pharmaceutical industries, including senior leadership roles at Amgen Inc. overseeing U.S. sales, corporate accounts, and government and commercial affairs. He is President of Harrison Consulting Group, LLC and has served on the boards of several publicly traded pharmaceutical companies, as well as national healthcare and scientific organizations. Mr. Ashton holds a B.S. in Education from PennWest California and an M.A. in Education from the University of Pittsburgh.

Dr. Sara R. May

Dr. Sara R. May has served as a member of our Audit Committee since 2024. Dr. May brings deep corporate governance experience through her work with both corporate and not for profit boards, including contributing to the public listing and uplisting process of several start-up cannabis and boutique pharmaceutical companies. Dr. May has served on the board of directors of FV Pharma Inc. (2018 to 2020) and the board of directors of Cannara Biotech (2019 to 2020) where she chaired the Compensation Committee and was a member of the Corporate Governance Committee. She has also been a member of the YMCA Northumberland Charity Board (2020 to 2023) where she chaired the Finance Audit and Risk Committee and has been on the board of directors of Beacon Environmental since 2023.

Hon. Cathy McMorris Rodgers

The Honorable Cathy McMorris Rodgers has served as a member of our Audit Committee since 2025. Ms. Rodgers brings more than 30 years of leadership experience in legislative affairs, energy policy, and civic governance, including her service as the U.S. Representative for Washington's 5th Congressional District from 2004 to 2025, where she represented over 770,000 constituents and provided oversight across numerous federal agencies and boards. She is also a recognized advocate for the disabilities community, with leadership roles at the National Down Syndrome Society, ARC, and Global Down Syndrome, and as the founder and co-chair of the Congressional Task Force on Down Syndrome. Ms. Rodgers holds a Bachelor of Administration in Pre-Law from Pensacola Christian College and an Executive MBA from the Foster School of Business at the University of Washington.

Audit Committee Charter

The Audit Committee Charter is set forth in Schedule "B" attached hereto. The text of the Company's Audit Committee Charter is also available on the Company's website at www.medicuspharma.com/corporate-govenance/.

The Audit Committee Charter details the principal functions of the Audit Committee, including:

  reviewing the financial statements to be included in our annual report and review with the Board and the auditors the results of the annual audit and reviews any financial statements;

  reviewing and recommending to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to Shareholders, management proxy circulars, press releases, material change disclosures of a financial nature and similar disclosure documents;

  reviewing with our management and with our auditor and assess significant accounting principles and disclosure issues and alternative treatments under IFRS or U.S. GAAP, as applicable, all with a view to gaining reasonable assurance that financial statements present fairly, in all material respects, our financial position, cash flows and the results of our operations in accordance with IFRS or U.S. GAAP, as applicable;

  reviewing and assessing the adequacy and effectiveness of our system of internal control and management information systems, risk management policies and procedures, and financial reporting of any transaction between us, and investigating any alleged fraud;

  reviewing and discussing with our management our major financial risk exposures and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities;

  reviewing, discussing and investigating any alleged fraud involving our management or employees in relation to the internal controls, including our management's response to any allegations of fraud;

  reviewing the financial reporting of any transaction between us and any officer, director or other "related party" or any entity in which any such person has a financial interest;

  recommending an auditor for nomination and the auditors compensation to the Board, overseeing the work of the auditors, establishing communication with the auditors, reviewing the independence of the auditor, the audit plan, the performance of the auditors, and the results of the external audit and the report thereon;

  monitoring and periodically reviewing our corporate policies and associated procedures, and hiring policies; and

  providing broad oversight of our financial, risk and control related activities.

The Audit Committee has unrestricted access to all information regarding the Company and all our directors, officers and employees and will be directed to cooperate as requested by the Audit Committee. The Audit Committee has the authority to retain, at our expense, outside legal, financial and other advisors, consultants and experts, to assist the Audit Committee in fulfilling its duties and responsibilities. The Audit Committee also has the authority to communicate directly with the auditors and, if applicable, our internal auditors.

Audit Committee Oversight

KPMG has been the independent registered public accounting firm of the Company since June 4, 2025. The appointment of KPMG was approved by the Audit Committee and the Board, effective June 4, 2025.

See "Change in Independent Auditor" under "Proposal 1 - Appointment and Remuneration of Auditors" in this proxy statement.

Compensation Committee

The purpose of the Compensation Committee is to assess and make recommendations to the Board regarding certain compensation matters, including, but not limited to, relating to the development of human resource strategy, policies and programs, the proper utilization of human resources within the Company, with special focus on senior management succession, development and compensation, the compensation of directors and senior executives and other employee benefits.

The Compensation Committee is required to review and assess the adequacy of its charter periodically as conditions dictate, but at least annually, to ensure compliance with any rules or regulations and recommend any modifications to its charter if and when appropriate to the Board for its approval.

Composition of the Compensation Committee

As of the date of this report, the Compensation Committee is comprised of four members as set forth in the following table:

Name	Whether Independent(1)
Robert J. Ciaruffoli	Independent
Dr. Larry Kaiser(2)	Independent
William L. Ashton	Independent
Dr. Sara R. May	Independent

Notes:

(1) A member of the Compensation Committee is independent if he or she has no direct or indirect 'material relationship' with the Company. A material relationship is a relationship which could, in the view of the Company's Board, reasonably interfere with the exercise of a member's independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2) Chair of the Compensation Committee.

Compensation Committee Charter

The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee's responsibilities, including:

  reviewing and approving on at least on an annual basis, the remuneration of our senior executives including any incentive plans;

  reviewing and recommending at least on an annual basis remuneration, including any incentive plans for the directors to the board;

  reviewing the CEO's goals and objectives, including corporate goals and objectives relevant to the compensation of the CEO and the CEO's performance in light of those goals and objectives;

  keeping abreast of current developments in executive compensation in companies engage in similar industries;

  periodically consult the CEO if the structure and implementation of bonus plans and all share compensation plans require review and update;

  determining those directors, officers, employees and consultants of the Company who will participate in long term incentive plans, the number and type of shares of the Company allocated to each participant under such plan and the time or times when ownership of such shares will vest for each participant;

  reviewing at least on an annual basis, its mandate and recommending any proposed changes to the Board; and

  reporting regularly to the Board in relation to any matters arising from its review of compensation practices.

A copy of the Compensation Committee Charter is available on our corporate website at www.medicuspharma.com/corporate-govenance/.

Nominating Committee

The primary function of the Nominating Committee, in accordance with its charter, is to assist the Board in fulfilling its responsibility to oversee our nominating procedures.

The Nominating Committee is required to review and assess the adequacy of its charter periodically as conditions dictate, but at least annually, to ensure compliance with any rules or regulations and recommend any modifications to its charter if and when appropriate to the Board for its approval.

Nominating Committee Composition

As of the date of this report, the Nominating Committee is comprised of four members as set forth in the following table:

Name	Whether Independent(1)
Robert J. Ciaruffoli	Independent
Dr. Larry Kaiser	Independent
Dr. Sara R. May(2)	Independent
Hon. Cathy McMorris Rodgers	Independent

Notes:

(1) A member of the Nominating Committee is independent if he or she has no direct or indirect 'material relationship' with the Company. A material relationship is a relationship which could, in the view of the Company's Board, reasonably interfere with the exercise of a member's independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2) Chair of the Nominating Committee.

Nominating Committee Charter

The Board has adopted a written charter for the Nominating Committee, which sets out the Nominating Committee's responsibilities, including;

  making recommendations to the Board with respect to the size, composition and structure of the Board;

  making recommendations to the Board with respect to the preferred experience and qualifications of new directors to be elected by Shareholders;

  approve with respect to qualified candidates for nomination for election to the Board at each annual general and/or special meeting of Shareholders;

  making recommendations to the Board with respect to developing and overseeing an orientation program for new directors and a continuing education program for current directors;

  making recommendations to the Board with respect to Board succession; and

  conducting annual performance assessments of the Board.

A copy of the Nominating Committee Charter is available on our corporate website at www.medicuspharma.com/corporate-govenance/.

Governance Committee

The primary function of the Governance Committee of the Company is to assist the Board in fulfilling its responsibility to oversee the Company's corporate governance procedures and to assess and make recommendations to the Board regarding certain governance matters.

Composition of the Governance Committee

As of the date of this report, the Governance Committee is comprised of four members as set forth in the following table:

Name	Whether Independent(1)
Dr. Larry Kaiser	Independent
Hon. Cathy McMorris Rodgers (2)	Independent
Robert J. Ciaruffoli	Independent
Patrick J. Mahaffy	Independent

Notes:

(1) A member of the Governance Committee is independent if he or she has no direct or indirect 'material relationship' with the Company. A material relationship is a relationship which could, in the view of the Company's Board, reasonably interfere with the exercise of a member's independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2) Chair of the Governance Committee.

Governance Committee Charter

The Board has adopted a written charter for the Governance Committee, which sets out the Governance Committee's responsibilities, including:

  periodically reviewing and assessing the mandate adopted by the Board and recommending any amendments to the Board;

  periodically reviewing and assessing the mandate of each committee of the Board and recommending any amendments to the Board;

  reviewing and assessing the position descriptions for, as such positions may exist from time to time, the Lead Independent Director, Executive Chairman or Chairman of the Board, the Chair of the Audit Committee and the Chair of this Committee and recommending any amendments to the Board;

  periodically reviewing and assessing the Company's policies and recommending any amendments to the Board;

  reviewing and recommending the implementation of structures and procedures to facilitate the Board's independence and the independence of its members from management and to avoid conflicts of interest;

  reviewing, approving and overseeing any transaction or agreement in which a director or senior management has a material interest;

  developing and recommending to the Board for approval a corporate code of conduct for all employees (including senior officers), monitoring compliance with such code, investigating any alleged breach or violation of such code, enforcing the provisions of such code, and reviewing such code periodically and recommending any changes to the Board;

  working with the CEO to foster a healthy governance culture within the Company;

  monitoring the compliance by the Company with other statutory and regulatory requirements applicable to the Company; and

  monitoring developments in the area of governance and recommend initiatives that will help the Company maintain high standards of governance.

A copy of the Governance Committee Charter is available on our corporate website at www.medicuspharma.com/corporate-govenance/.

Corporate Disclosure Committee

The Corporate Disclosure Committee consists of Ajay Raju, Robert Ciaruffoli, Patrick Mahaffy and Barry Fishman, with Mr. Raju serving as chairman. The Corporate Disclosure Committee is responsible for assisting the Company's management in (i) determining whether information is material information; (ii) ensuring the timely disclosure of such material information in accordance with applicable securities laws; and (iii) overseeing the disclosure controls, procedures and practices of the Company.

Communications from Shareholders

Shareholders and other interested parties who wish to communicate with the Chair of the Board, the independent or non-management directors, or the Board as a whole, should address such communications to the applicable party or parties and send via e-mail: ir@medicuspharma.com. The Company will review all incoming communications and forward such communications to the appropriate member(s) of the Board. The Company will generally not forward communications that are unrelated to the duties and responsibilities of the Board, including communications that the Company determines to be primarily commercial in nature, personal grievances, and materials that are patently offensive or otherwise inappropriate.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 30, 2026:

Name	Age	Position
Dr. Raza Bokhari	59	Executive Chairman and Chief Executive Officer
Carolyn Bonner	42	President and Chief Financial Officer
Andrew Smith	58	Chief Operating Officer
Dr. Edward Brennan	66	Chief Scientific Officer & Head of Research and Development ("R&D") Program
Dr. Faisal Mehmud	51	Chief Medical Officer

Biographical Information

The biography of Dr. Raza Bokhari can be found under "Proposal 2 - Election of Directors." The following is biographical information for our other executive officers:

Carolyn Bonner, President and Chief Financial Officer

Carolyn Bonner has served as our President since September 2023 and Chief Financial Officer since December 2025.

Previously, Ms. Bonner was the President & CEO of Parkway Clinical Laboratories (2019 to 2023), a healthcare services company serving providers across the United States.  Prior to that, Ms. Bonner was the Director of Business Development at Parkway Clinical Laboratories (2013 to 2016) and Senior Vice President of Sales (2016-2019) where she delivered client guided customization of PCL services and creative corporate partnerships. Carolyn also served as Director of Corporate Development for Rosetta Genomics, a publicly traded Israeli biotech company, the parent company of PCL, from July 2008 to May 2009.

Ms. Bonner started her career in 2006 as a sales executive at Lakewood Pathology (now called PLUS Diagnostics), which was owned and operated by Water Street Healthcare Partners, a Chicago based private equity fund. Ms. Bonner has a B.A. focused in marketing from West Chester University.

Dr. Edward Brennan, Chief Scientific Officer & Head of R&D Program

Dr. Edward Brennan has served as our Chief Scientific Officer & Head of R&D Program since November 2024. Before that, Dr. Brennan served as our Chief Medical Officer since September 2023.

Dr. Brennan has more than 25 years of experience in leadership roles at major pharmaceutical companies and clinical research organizations. He is an accomplished biopharmaceutical executive with a proven track record in FDA submissions and drug development.

Dr. Brennan has extensive experience in all phases of clinical development across multiple therapeutic areas. As a Medical Director with Wyeth Ayerst Research (2000 to 2003), and GlaxoSmithKline (2003 to 2007), he led teams through ten IND applications and advanced multiple compounds from pre candidate selection (proof of concept) through clinical trial management and approval. At GSK, he was also responsible for coordinating all clinical activities for external partners within its Center of Excellence in External Drug Discovery. Dr. Brennan next founded IndiPharm (2007 to 2016), a full service global CRO that was eventually acquired by private equity company, Velocity Fund Partners.

Dr. Brennan received his undergraduate Bachelor of Science Degree in Pharmacy from the Philadelphia College of Pharmacy and Science. He went on to study Medicine at the Royal College of Surgeons in Ireland before receiving his medical degree from the Temple University School of Medicine.

Dr. Faisal Mehmud, Chief Medical Officer

Dr. Faisal Mehmud has served as our Chief Medical Officer since November 2024.

Dr. Mehmud is a seasoned pharmaceutical executive, who brings over 20 years of global experience as a senior medical professional in clinical development, medical affairs, and drug safety across various therapeutic areas, including oncology, hematology, rare diseases, and primary care. He has played a central role in multiple successful launches of new medicines and has spearheaded innovative global medical lifecycle management strategies including for small molecules, antibodies, cell therapies and cytotoxic chemotherapies. Dr. Mehmud's expertise encompasses late-phase development, product launch, and the seamless integration of new therapies into treatment pathways, all with a focus on improving patient outcomes through forward thinking clinical development plans. Dr. Mehmud's career includes senior roles at leading pharmaceutical companies such as Sanofi, Novartis, Bristol Myers Squibb (BMS), Pfizer, and GlaxoSmithKline (GSK) based in London, Paris and Philadelphia.

Most recently, Dr. Mehmud was the Senior Vice President, Data Generation and Scientific Communications in Worldwide Global Medical Affairs at GlaxoSmithKline (LSE/NYSE: GSK), which included leadership of medical affairs sponsored and supported, interventional and non-interventional clinical trials.

Before GSK, Dr. Mehmud was with Pfizer Inc. (NYSE: PFE), where he served in various roles including as Vice President and Worldwide Medical Franchise Head for Precision Medicine and Early Oncology Development, advancing the precision medicine oncology portfolio in a variety of tumor types, and supporting early stage oncology projects moving from early clinical development to full development and market readiness, effectively bridging scientific innovation with commercial strategy.

Dr. Mehmud has also held leadership roles at Bristol Myers Squibb (NYSE: BMY), including as Vice President in global drug safety, where he oversaw the safety risk management of complex therapies, including antibody-based treatments and cellular therapies.

Dr. Mehmud completed a medical degree from the University of Cambridge, and has received diplomas in internal medicine and pharmaceutical medicine from the Royal College of Physicians and holds a medical license with the UK General Medical Council.

Andrew Smith, Chief Operating Officer

Andrew Smith first joined the Company as a consultant in May 2025 and transitioned to his new role as Chief Operating Officer on or about June 30, 2025.

Mr. Smith joined the Company with over three decades experience and is an accomplished C-suite professional with a successful track record as a leader in asset management and financial operations. Mr. Smith served as a Consultant and Business Advisor to Connor Capital SB, LLC ("Connor Capital") from April 2024 to September 2024. Prior to joining Connor Capital, Mr. Smith served as the Chairman and Chief Executive Officer of SR Asset Management, LLC ("SRAM") from January 2017 until its sale in June 2024. Before joining SRAM, Mr. Smith held various leadership positions at Aberdeen Asset Management Inc. ("Aberdeen"), including as the Co-Head of Americas and Chief Operating Officer from 2014 to 2016, as Aberdeen's Chief Financial and Chief Operating Officer and as the Chief Compliance Officer for Aberdeen's North American Closed End Funds from 2005 until 2013, and as the Vice President of Finance & Administration from 2001 until 2004. On February 7, 2025, Mr. Smith filed a personal voluntary petition under Chapter 7 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the eastern District of Pennsylvania relating to several personal guarantees attached to certain debt of SRAM. On May 15, 2025, the U.S. Bankruptcy Court granted relief and the debts under such guarantees were discharged.

Mr. Smith currently sits on the board of HazelTree Fund Services and is an advisor to Code Registry. Mr. Smith holds an Executive MBA from INSEAD in Fountainebleau and received an HND in Accounting from Glasgow College of Commerce, Scotland.

EXECUTIVE COMPENSATION

Named Executive Officers

Applicable U.S. and Canadian securities laws require the disclosure of compensation received by each named executive officer of the Company for the two most recently completed financial years.

During the financial year ended December 31, 2025, the Company had four named executive officers: Dr. Raza Bokhari (Chief Executive Officer), Carolyn Bonner (President and Chief Financial Officer), Dr. Faisal Mehmud (Chief Medical Officer) and Dr. Edward Brennan (Chief Scientific Officer & Head of R&D Program).

Compensation of our named executive officers generally consists of the following elements: base salaries and participation in our equity incentive plan. The following table sets forth all compensation awarded to, or earned by, our named executive officers for the years ended December 31, 2025 and 2024.

Name and principal position	Fiscal Year Ended December 31,	Salary ($)	Share-based Awards ($)	Option-based Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)(1)	Total Compensation ($)
Dr. Raza Bokhari, Chief Executive Officer(2)	2025	-	-	405,864	-	-	226,813	632,677
	2024	-	-	144,414	-	-	15,070	159,484
Carolyn Bonner, Chief Financial Officer and President(3)	2025	310,000	-	83,763	-	-	29,888	423,651
	2024	5,673	-	35,827	-	-	57,798	99,299
Dr. Faisal Mehmud, Chief Medical Officer(4)	2025	333,500	-	287,672	-	-	204,929	826,101
	2024	38,230	-	6,120	-	-	2,166	46,516
Dr. Edward Brennan, Chief Scientific Officer & Head of R&D Program (5)	2025	337,000	-	110,216	-	-	142,415	589,631
	2024	325,710	-	36,934	-	-	165,863	525,508

(1) All Other Compensation means all other compensation not reported in any other column of this table.

(2) Dr. Raza Bokhari provided executive services to the Company through an agreement between Medicus and RBx, an entity controlled by Dr. Raza Bokhari. RBx also made available to the Company certain other management services and administrative and executive support. Reimbursable salaries paid to RBx pursuant to this agreement were $125,000 per month through November 2024. In December 2024, reimbursable salaries were changed to $100,000 per month. In December 2025 reimbursable salaries were changed to $125,000 per month.

(3) Ms. Carolyn Bonner has served as our President since September 2023 and become our Acting Chief Financial Officer in September 2025 and then our Chief Financial Officer in December 2025, in addition to retaining her role as President.

(4) Dr. Faisal Mehmud has served as our Chief Medical Officer since November 2024.

(5) Dr. Edward Brennan served as our Chief Medical Officer from September 2023 to November 2024. Dr. Edward Brennan has served as our Chief Scientific Officer & Head of R&D Program since November 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning equity awards granted to our named executive officers that remained outstanding as of December 31, 2025.

	Option awards				Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Dr. Raza Bokhari	250,000	-	0.87	10/24/2028	-	-	-	-
	50,000		2.75	12/17/2029	-	-	-	-
	-	250,000	3.08	07/22/2030	-	-	-	-
		125,000	1.80	12/16/2030	-	-	-	-
Carolyn Bonner	62,500	-	0.87	10/24/2028	-	-	-	-
	10,000	-	2.75	12/17/2029	-	-	-	-
	-	50,000	3.08	12/17/2029	-	-	-	-
	-	75,000	1.80	12/16/2030	-	-	-	-
Dr. Faisal Mehmud	100,000	-	2.26	11/14/2029	-	-	-	-
	-	50,000	3.08	7/22/2030	-	-	-	-
	-	75,000	1.80	12/16/2030
Dr. Edward Brennan	75,000	-	0.87	10/24/2028	-	-	-	-
	20,000	-	2.75	12/17/2029	-	-	-	-
	-	50,000	3.08	7/22/2030	-	-	-	-
	-	50,000	1.80	12/16/2030	-	-	-	-

(1) All options have vested and are currently exercisable.

Incentive Plan Awards - Value Vested or Earned During the Year

For each Named Executive Officer, the following table sets forth: (1) the value of option-based awards which vested or were earned during the financial year ended December 31, 2025; (2) the value of share-based awards which vested or were earned during the financial year ended December 31, 2025; and (3) the value of non-equity incentive plan compensation earned during the financial year ended December 31, 2025.

Name	Year	Option-Based Awards-Value Vested During the Year (1) ($)	Share-Based Awards-Value Vested During the Year ($)	Non-Equity Incentive Plan Compensation-Value Earned During the Year ($)
Dr. Raza Bokhari	2025	366,234	-	-
Carolyn Bonner	2025	75,837	-	-
Dr. Faisal Mehmud	2025	223,685
Dr. Edward Brennan	2025	94,364	-	-

Notes:

(1) Reflects the aggregate dollar value that would have been realized if the options had been exercised on the vesting date, calculated based on the difference between the market price of the underlying securities at exercise and the exercise price of the options on the vesting date.

Pension Plan Benefits

The Company does not have a pension plan in place and therefore no pension plan benefit awards were made to a director or named executive officer during the financial year ended December 31, 2025.

Termination and Change of Control Benefits

The termination benefits and change of control benefits for the named executive officers are described under the heading "-Employment and Consulting Agreements with Executive Officers" and under the heading "Security Based Compensation Plan-Summary of the Equity Incentive Plan-Termination of Employment or Service" and "Security Based Compensation Plan -Summary of the Equity Incentive Plan-Change of Control" below.

Oversight and Description of Named Executive Officer Compensation

The Company's Compensation Committee is responsible for the oversight of executive officer compensation. The Compensation Committee has established an executive compensation program, which includes equity compensation under the Equity Incentive Plan, and the other elements of compensation described herein.

In the performance of its duties, the Compensation Committee is expected to be focused on offering competitive compensation to attract, retain and motivate the best qualified executives for the Company to meet its goals while acting in the interests of the Company and its stakeholders, including but not limited to the Shareholders, and pursuing these objectives in a manner that is fiscally responsible.

Philosophy and Objectives

The compensation program for senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a) attracting and retaining talented, highly-qualified executives;

(b) motivating the short and long term performances of executives; and

(c) creating a corporate environment which aligns their interests with those of the Shareholders.

The compensation program is designed to provide competitive levels of compensation. The Company recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive's level of responsibility. In general, the Company's named executive officers may receive compensation that is comprised of two components: (a) a base salary; and (b) equity participation through the Company's Equity Incentive Plan.

The Board and the Compensation Committee, as part of the annual review of executive compensation, considers the relationship between the Company's corporate strategy and compensation of executives, and the Company's compensation approach, policies and practices, to ensure that they encourage executives to consider the risks related to their decisions and actions, and that they do not encourage unnecessary or inappropriate risk taking. The Board and the Compensation Committee believe that the current compensation structure contains a well-balanced mix of base salary and equity incentives. The equity incentives utilize time vesting as a retention mechanism. Accordingly, the Board and the Compensation Committee have not identified any risks arising from the Company's compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

The named executive officers will not be permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Named Executive Officer.

Elements of Executive Compensation

Base Salary

In the view of the Company, paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives. Competitive salary information on companies earning comparative revenues in a similar industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Equity Incentive Plan

The Company's executive compensation program includes the Company's Equity Incentive Plan. The primary goal of the Company's executive compensation program is to encourage share ownership and entrepreneurship on the part of the senior management and other employees. The Compensation Committee believes that the executive compensation program aligns the interests of the named executive officers with Shareholders by linking a component of executive compensation to the longer-term performance of the Company's Common Shares. Equity participation is accomplished through the executive compensation program. Awards are granted to senior executives taking into account a number of factors, including the amount and term of awards previously granted, base salary and competitive factors. All of the named executive officers are entitled to participate in the executive compensation program.

Compensation Process

The Company relies on its Compensation Committee, through discussion without any formal objectives, criteria or analysis, to determine the compensation of the Company's executive officers. The Compensation Committee has not established formal criteria or goals that are tied to total compensation or any significant element of total compensation. The Board is ultimately responsible for all forms of compensation for the Company's executive officers. The Board is responsible for reviewing the recommendations respecting compensation of other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining compensation, the Compensation Committee considers a range of factors, including: (i) company performance and individual contributions against key performance indicators, and (ii) peer group benchmarking. The Compensation Committee annually reviews the applicability of the compensation peer group and adjusts the peer group, as necessary, to ensure it remains relevant and comparable with the ever-evolving size and scope of the Company's operations.

Risks Relating to the Company's Compensation Program

The Compensation Committee assesses whether the Company's compensation program supports the Company's principles and objectives and reviews the Company's compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company's compensation policies and practices, including the various components of the Company's compensation program. The Compensation Committee also considers the implication of the risks associated with the Company's compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to Shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.

While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term Shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards, which provide a direct link between corporate performance and the level of payout received; and (v) imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.

Incentive Plan Design

The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the executive compensation program. In addition, as the incentive program consists of fixed (i.e., base salary) and variable (i.e., awards under equity incentive plans) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for Shareholders and other key stakeholders. There are no compensation policies and practices that are structured significantly different for any Named Executive Officers. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company's compensation program is appropriately structured.

This Oversight and Description of Director and Named Executive Officer Compensation was completed by the Company's Compensation Committee.

Employment and Consulting Agreements with Named Executive Officers

We have entered into written employment agreements with Carolyn Bonner, our President and Chief Financial Officer, Faisal Mehmud, our Chief Medical Officer and Edward Brennan, our Chief Scientific Officer. Such agreements with the Company provide for a base salary, an annual discretionary bonus, notice and payment requirements upon termination without cause or as a result of a change in control, and payments following or in connection with any other termination or resignation. Ms. Bonner, Mr. Mehmud and Mr. Brennan are also subject to non-solicitation and non-competition agreements prohibiting competing with us and soliciting our clients for a period of one year following termination and also prohibiting soliciting our employees, of officers, executives, or agents for a period of one year following termination.

Summaries of the written employment agreements are set out below and do not purport to be complete and is subject to, and qualified in its entirety by all of the provisions of the applicable employment agreements, which are available on the Company's SEDAR+ profile at www.sedarplus.ca.

Carolyn Bonner, President and Chief Financial Officer

Employment Agreement (December 1, 2025 - present)

On November 25, 2025, we entered into a five-year employment agreement with Carolyn Bonner, our President and Chief Financial Officer (the "Bonner Employment Agreement"), effective as of December 1, 2025. Pursuant to the Bonner Employment Agreement, Ms. Bonner's compensation includes (i) an annual base salary of $395,000 (the "Bonner Base Salary"); (ii) participation in a discretionary bonus plan, whereas, such bonus will be based on prescribed written performance milestones established by and at the discretion of the CEO subject to certain other factors, including the Company's performance, financial stability, and availability of cash, and whereas, such eligible bonus will increase in annual intervals starting from 60% of the Bonner Base Salary in the first year of employment to 100% of the Bonner Base Salary in the fifth year of employment; and (iii) a discretionary stock option share incentive plan, which is solely at the discretion of the Compensation Committee or the Board of Directors of the Company and whereas Ms. Bonner must be in active employment to receive.

Pursuant to the Bonner Employment Agreement, Ms. Bonner's employment may be terminated without Cause by the Company upon a three-month advance notice. Upon termination without cause by the Company, Ms. Bonner will be entitled to the payment of (i) a payment equivalent to twelve (12) months of the Bonner Base Salary and which shall be paid on regularly scheduled pay dates over such twelve (12) month period; (ii) pro rata target discretionary bonus payment for the partial year worked by Ms. Bonner up to the date notice is provided; (iii) benefit plan contributions necessary to maintain Ms. Bonner's participation during the three-month notice period in all benefit plans provided to Ms. Bonner by the Company immediately before the termination; and (iv) amounts which may be due and remaining unpaid at the time of termination of employment such as the Bonner Base Salary, vacation pay and expenses properly accrued as of the termination date.

Ms. Bonner may resign upon 90 days' notice, however, it is understood and agreed that the Company shall be entitled to waive all or part of that notice and accept Ms. Bonner's resignation effective at an earlier date, subject to providing Ms. Bonner with payment of amounts which may be due and are unpaid at the time of the resignation such as the Bonner Base Salary, vacation pay and expenses properly accrued up to the end of the 90 day notice period.

In the event of a Change of Control Transaction (as defined in the Bonner Employment Agreement), any unvested options granted to Ms. Bonner shall immediately vest.

Dr. Faisal Mehmud, Chief Medical Officer

Employment Agreement (November 18, 2024 - present)

On November 14, 2024, we entered into a five-year employment agreement with Dr. Faisal Mehmud, our Chief Medical Officer (the "Mehmud Employment Agreement"), effective as of November 18, 2024. Pursuant to the Mehmud Employment Agreement, Mr. Mehmud's compensation includes (i) an one-time signing bonus of $125,000 disbursed upon satisfactorily completing 90 days of employment with the Company; (ii) an annual base salary of $325,000 or GBP £250,790 (the "Mehmud Base Salary"); (iii) participation in a discretionary bonus plan, whereas, such bonus will be based on prescribed written performance milestones established by and at the discretion of the CEO subject to certain other factors, including the Company's performance, financial stability, and availability of cash, and whereas, such eligible bonus will increase in annual intervals starting from 60% of the Mehmud Base Salary in the first year of employment to 100% of the Mehmud Base Salary in the fifth year of employment; and (iv) a 100,000 stock option share incentive plan, which vests at a rate of 25,000 per year for each completed year of employment commencing one year from November 18, 2024 at a strike price calculated based on 10 days of volume weighted average price from the date of commencement of trading of the securities on the TSXV.

Pursuant to the Mehmud Employment Agreement, Mr. Mehmud's employment may be terminated without Cause by the Company upon a two-month advance notice. Upon termination without cause by the Company, Mr. Mehmud will be entitled to the payment of (i) a payment equivalent to six (6) months of the Mehmud Base Salary and which shall be paid on regularly scheduled pay dates over such six (6) month period; (ii) pro rata target discretionary bonus payment for the partial year worked by Mr. Mehmud up to the date notice is provided; (iii) benefit plan contributions necessary to maintain Mr. Mehmud's participation during the two-month notice period in all benefit plans provided to Mr. Mehmud by the Company immediately before the termination; and (iv) amounts which may be due and remaining unpaid at the time of termination of employment such as the Mehmud Base Salary, vacation pay and expenses properly accrued as of the termination date.

Mr. Mehmud may resign upon 60 days' notice, however, it is understood and agreed that the Company shall be entitled to waive all or part of that notice and accept Mr. Mehmud's resignation effective at an earlier date, subject to providing Mr. Mehmud with payment of amounts which may be due and are unpaid at the time of the resignation such as the Mehmud Base Salary, vacation pay and expenses properly accrued up to the end of the 60 day notice period.

In the event of a Change of Control Transaction (as defined in the Mehmud Employment Agreement), any unvested options granted to Mr. Mehmud shall immediately vest.

Dr. Edward Brennan, Chief Scientific Officer (formerly Chief Medical Officer)

Initial Employment Agreement (September 1, 2023 - December 2, 2024)

On May 23, 2024, we entered into a five-year employment agreement with Dr. Edward Brennan, our Chief Medical Officer (as he then was) (the "Brennan Employment Agreement"), effective as of September 1, 2023. Pursuant to the Brennan Employment Agreement, Mr. Brennan's compensation includes (i) 50,000 initial stock options vested on May 23, 2024 at a strike price calculated based on 10 days of volume weighted average price from the date of commencement of trading of the securities on the TSX Venture Exchange; (ii) one-time signing bonus of $75,000 disbursed at the time of commencement of employment; (iii) annual base salary of $295,000 (the "Brennan Base Salary"); (iv) participation in a discretionary bonus plan, whereas, such bonus will be based on prescribed written performance milestones established by and at the discretion of the CEO subject to certain other factors, including the Company's performance, financial stability, and availability of cash, and whereas, such eligible bonus will increase in annual intervals starting from 60% of Brennan Base Salary in the first year of employment to 100% of Brennan Base Salary in the fifth year of employment; and a (v) 100,000 stock option share incentive plan, which vests at a rate of 25,000 per year for each completed year of employment commencing one year from May 23, 2024 at a strike price calculated based on 10 days of volume weighted average price from the date of commencement of trading of the securities on the TSX Venture Exchange.

Pursuant to the Brennan Employment Agreement, Mr. Brennan's employment may be terminated without Cause by the Company upon two-month written notice at any time; absent the Company's determination otherwise as set forth in the notice, termination shall be effective immediately upon CEO's receipt of the written notice. Upon termination without cause, Mr. Brennan will be entitled to the payment of (i) a severance payment equivalent to six months' of Brennan Base Salary; (ii) pro rata target discretionary bonus payment for the partial year worked by Mr. Brennan up to the date notice is provided; (iii) benefit plan contributions necessary to maintain the Mr. Brennan's participation during the two-month notice period in all benefit plans provided to Mr. Brennan by the Company immediately before the termination; and (iv) payment of amounts which may be due and remaining unpaid at the time of termination of employment such as Brennan Base Salary, vacation pay and expenses properly accrued as of the termination date. All payments made in connection with termination without cause will be subject to withholding under applicable law and shall be made in accordance with the Company's usual practice as in effect from time to time.

Mr. Brennan may resign upon 60 days' notice, however, it is understood and agreed that the Company shall be entitled to waive all or part of that notice and accept Mr. Brennan's resignation effective at an earlier date, subject to providing Mr. Brennan with payment of amounts which may be due and are unpaid at the time of the resignation such as the Brennan Base Salary, vacation pay and expenses properly accrued up to the end of the 60 day notice period.

In the event of a Change of Control Transaction (as defined in the Brennan Employment Agreement), any unvested options granted to Mr. Brennan shall immediately vest.

Amended and Restated Employment Agreement (December 2, 2024 - present)

On December 2, 2024, we entered into an amended and restated five-year employment agreement with Dr. Edward Brennan for employment as our Chief Scientific Officer (the "Amended Brennan Employment Agreement"), effective as of December 2, 2024. Pursuant to the Amended Brennan Employment Agreement, Mr. Brennan's compensation includes (i) an annual base salary of $325,000 (the "Amended Brennan Base Salary"); (ii) participation in a discretionary bonus plan, whereas, such bonus will be based on prescribed written performance milestones established by and at the discretion of the CEO subject to certain other factors, including the Company's performance, financial stability, and availability of cash, and whereas, such eligible bonus will increase in annual intervals starting from 60% of the Amended Brennan Base Salary in the first year of employment to 100% of the Amended Brennan Base Salary in the fifth year of employment; and (iii) a discretionary stock option share incentive plan, which is solely at the discretion of the Compensation Committee or the Board and whereas Mr. Brennan must be in active employment to receive.

Pursuant to the Amended Brennan Employment Agreement, Mr. Brennan's employment may be terminated without Cause by the Company upon a two-month advance notice. Upon termination without cause by the Company, Mr. Brennan will be entitled to the payment of (i) a payment equivalent to six (6) months of Base Pay and which shall be paid on regularly scheduled pay dates over such six (6) month period; (ii) pro rata target discretionary bonus payment for the partial year worked by Mr. Brennan up to the date notice is provided; (iii) benefit plan contributions necessary to maintain Mr. Brennan's participation during the two-month notice period in all benefit plans provided to Mr. Brennan by the Company immediately before the termination; and (iv) payment of amounts which may be due and remaining unpaid at the time of termination of employment such as the Amended Brennan Base Salary, vacation pay and expenses properly accrued as of the termination date.

Mr. Brennan may resign upon 60 days' notice, however, it is understood and agreed that the Company shall be entitled to waive all or part of that notice and accept Mr. Brennan's resignation effective at an earlier date, subject to providing Mr. Brennan with payment of amounts which may be due and are unpaid at the time of the resignation such as the Amended Brennan Base Salary, vacation pay and expenses properly accrued up to the end of the 60 day notice period.

In the event of a Change of Control Transaction (as defined in the Amended Brennan Employment Agreement), any unvested options granted to Mr. Brennan shall immediately vest.

Liability Insurance of Directors and Officers

The Company has directors' and officers' liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and for direct indemnity of directors and officers where corporate reimbursement is not permitted by law. The insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies to all directors and officers equally. This insurance provides a coverage limit of $10,000,000. For the year ended December 31, 2025, the Company paid $698,792 in liability insurance premium for our directors and our officers.

DIRECTOR COMPENSATION

Compensation of our directors generally consists of annual retainer fees and the Board and committee meeting fees, which are paid on a quarterly basis. There are no special arrangements between us and any director with respect to fees. Our directors are also entitled to participate in our equity incentive plan. Our executive officers who also act as directors do not receive any additional compensation for services rendered in their capacities as directors.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all compensation awarded to, or earned by, our non-executive directors for the year ended December 31, 2025.

Director	Fees earned ($)(1)	Share-based Awards ($)	Option-based Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total Compensation ($)
Dr. Larry Kaiser	70,000	-	68,982	-	-	-	138,982
Robert J. Ciaruffoli	85,000	-	68,982	-	-	-	153,982
William L. Ashton	64,429	-	68,982	-	-	-	133,411
Barry Fishman	81,716	-	68,982	-	-	-	150,698
Dr. Sara R. May	70,012	-	68,982	-	-	-	138,944
Frank Lavelle(2)	39,185	-	19,981	-	-	-	59,166
Hon. Cathy McMorris Rodgers(3)	31,005	-	27,360	-	-	-	58,365
Ajay Raju(4)	26,576	-	27,360	-	-	-	53,936
Patrick J. Mahaffy(5)	20,380	-	13,923	-	-	-	34,303

(1) All non-executive directors were paid $60,000 annually (increased to $75,000 annually in the fourth quarter of 2025), in quarterly installments, as compensation for Board membership in 2025. In addition, committee Chairs received an annual compensation of $10,000, other than the Chair of the Audit Committee, who received $15,000, and Mr. Ciaruffoli, as the lead director, who received an additional $10,000 per annum.

(2) Mr. Lavelle did not stand for re-election at our 2025 annual and special meeting of shareholders held on July 22, 2025

(3) Ms. McMorris Rodgers joined the Board in July 2025 following election at the 2025 Meeting.

(4) Mr. Raju joined the Board in July 2025 following election at the 2025 Meeting.

(5) Mr. Mahaffy joined the Board in August 2025.

Directors' Service Contracts

There are no arrangements or understandings between us, on the one hand, and any of our directors, on the other hand, providing for benefits upon termination of their service as directors of our company.

Option Awards

The Company has no specific policy or practice on the timing of awards of options or option-like instruments in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant awards of options in the future, the Board will evaluate the appropriate steps to take in relation to the foregoing. The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

The following table contains information required by Item 402(x)(2) of Regulation S-K about stock options granted to our NEOs in 2025 during the period from four business days before to one business day after the filing of the Company's Annual Report on Form 10-K, the Company's Quarterly Report on Form 10-Q, or any of the Company's Current Reports on Form 8-K that disclosed material nonpublic information:

NEO	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market
price of the securities underlying the
award between the trading day ending
immediately prior to the disclosure of
material nonpublic information and the
trading day beginning immediately
following the disclosure of material
					nonpublic information
Dr. Raza Bokhari	7/22/2025	250,000	$3.08	$2.35	(0.97%)
Carolyn Bonner	7/22/2025	50,000	$3.08	$2.35	(0.97%)
Dr. Faisal Mehmud	7/22/2025	50,000	$3.08	$2.35	(0.97%)
Dr. Edward Brennan	7/22/2025	50,000	$3.08	$2.35	(0.97%)

Clawback Policy

The Board adopted a clawback policy (the "Clawback Policy") in compliance with applicable SEC and Nasdaq requirements. The Clawback Policy requires the Company to recoup any erroneously awarded incentive-based compensation received by certain executives, including each named executive officer, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. The Clawback Policy generally applies to all incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement after the policy's effective date. The Clawback Policy is filed as an exhibit to the Company's annual report on Form 10-K.

Employees

As of April 30, 2026, we have 16 employees, all of which are full-time.

SECURITY BASED COMPENSATION PLAN

The Equity Incentive Plan allows for the issuance of restricted share units ("RSUs"), and stock options ("Options", and together with the RSUs, "Awards"). The Equity Incentive Plan is currently set to expire on July 28, 2033.

Summary of the Equity Incentive Plan

The following is a summary of certain provisions of the Equity Incentive Plan. It does not purport to be complete and is subject to, and is qualified in its entirety by all of the provisions of the Equity Incentive Plan, which is available on the Company's EDGAR profile at www.sec.gov and SEDAR+ profile at www.sedarplus.ca.

Purpose

The purpose of the Equity Incentive Plan is to (i) assist in the reward, retention and motivation of directors, consultants, and key employees of the Company and its designated affiliates, (ii) link the reward of such persons to shareholder value creation, and (iii) align the interests of the directors, consultants, and key employees of the Company with its Shareholders by providing an opportunity to receive an equity interest in the Company.

Administration of the Equity Incentive Plan

The Equity Incentive Plan is administered by the Compensation Committee, which has full authority to administer the Equity Incentive Plan, subject to the rules of any stock exchange on which the Common Shares are listed, including the authority to: (i) interpret and construe any provision of the Equity Incentive Plan; (ii) adopt, amend, and rescind such rules and regulations for administering the Equity Incentive Plan as the Compensation Committee deems necessary or desirable in order to comply with the requirements of the Equity Incentive Plan subject in all cases to compliance with regulatory requirements; (iii) permit an Option to be exercised by way of a "cashless exercise" or "net exercise" basis on terms established by the Compensation Committee in its sole discretion and in accordance with the policies of the Nasdaq, or such other principal market on which the Common Shares are then traded as designated by the Compensation Committee (the "Stock Exchange").

The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Equity Incentive Plan, in the manner and to the extent the Compensation Committee deems, in its discretion, necessary or desirable. All actions taken and all interpretations and determinations made by the Compensation Committee in good faith shall be final and conclusive and shall be binding on each of the Participants (as defined below) and the Company.

Eligibility

The Compensation Committee determines the employees, directors and consultants of the Company who are eligible to participate in the Equity Incentive Plan (the "Participants"). The extent to which any Participant is entitled to receive a grant of an Award pursuant to the Equity Incentive Plan will be determined in the sole and absolute discretion of the Compensation Committee. For Awards granted to eligible directors, eligible employees and consultants, the Company and the Participant are responsible for ensuring and confirming that the Participant is a bona fide eligible director, eligible employee or consultant, as the case may be.

Common Shares Subject to the Equity Incentive Plan

The Equity Incentive Plan is a "rolling up to 10% and fixed up to 10%" security-based compensation plan. The Equity Incentive Plan is: a "rolling" plan pursuant to which the number of Common Shares that are issuable pursuant to the exercise of Options granted under the Equity Incentive Plan shall not exceed 10% of the issued and outstanding Common Shares as at the date of any Option grant; and a "fixed" plan under which the number of Common Shares that are issuable pursuant to all Awards other than Options granted under the Equity Incentive Plan and under any other security based compensation plan, in the aggregate is a maximum of 10% of the issued and outstanding Common Shares as at the effective date of implementation of the Equity Incentive Plan.

Insider Participation Limit, Individual Limits, Annual Grant Limits and Non-Employee Director Limits

The maximum number of Common Shares reserved for issue pursuant to Awards granted under the Equity Incentive Plan to Participants who are "insiders" (as a group) in any 12-month period shall not exceed 10% of the number of Common Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the Stock Exchange.

The maximum number of Common Shares reserved for issue pursuant to Awards granted under the Equity Incentive Plan to Participants who are "insiders" (as a group) at any point in time shall not exceed 10% of the number of Common Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of Stock Exchange.

The maximum number of Common Shares reserved for issue under Awards granted to any one Participant in any 12-month period shall not exceed 5% of the number of Common Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the Stock Exchange.

The maximum number of Common Shares reserved for issue under Awards granted to any one consultant in any 12-month period shall not exceed 2% of the number of Common Shares then outstanding.

The maximum number of Common Shares reserved for issue under Options granted to all Participants conducting investor relations activities in any 12-month period shall not exceed, in the aggregate, 2% of the number of Common Shares then outstanding. Options granted to Participants performing investor relations activities shall vest in stages over a 12-month period, with no more than one-quarter of the Options vesting in any three-month period. No acceleration of the vesting provisions of Options granted to persons retained to provide investor relations activities is allowed without the prior acceptance of the Stock Exchange.

Types of Awards

The Equity Incentive Plan provides for the grant of Options and RSUs. All of the Awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, settlement and forfeiture provisions determined by the Board, in its sole discretion, subject to such limitations provided in the Equity Incentive Plan. In addition, subject to the limitations provided in the Equity Incentive Plan and in accordance with applicable law, the Board may accelerate or defer the vesting of Awards, modify outstanding Awards, and waive any condition imposed with respect to Awards or Common Shares issued pursuant to Awards.

Options

An Option is an option granted by the Company to a Participant entitling such Participant to acquire a designated number of Common Shares from treasury at the exercise price, subject to the provisions of the Equity Incentive Plan. For greater certainty, the Company is obligated to issue and deliver the designated number of Common Shares on the exercise of an Option and shall have no independent discretion to settle an Option in cash or other property other than Common Shares issued from treasury. For the avoidance of doubt, no dividend equivalents shall be granted in connection with an Option.

Subject to the provisions set forth in the Equity Incentive Plan and any shareholder or regulatory approval which may be required, the Compensation Committee shall, from time to time by resolution, in its sole discretion, (a) designate the eligible director, eligible employee or consultant who may receive Options under the Equity Incentive Plan, (b) fix the number of Options, if any, to be granted to each eligible director, eligible employee or consultant and the date or dates on which such Options shall be granted, (c) determine the price per common share to be payable upon the exercise of each such Option, (d) determine the relevant vesting provisions (including performance criteria, if applicable) and (e) determine the period of time during which the particular Option may be exercised (the "Option Period").

Each Option granted to a Participant may be evidenced by a stock option notice or stock option agreement setting out terms and conditions consistent with the provisions of the Equity Incentive Plan and may be subject to any other terms and conditions (including without limitation any recoupment, reimbursement or claw-back compensation policy as may be adopted by the Compensation Committee from time to time) which are not inconsistent with the Equity Incentive Plan and which the Compensation Committee deems appropriate for inclusion in an Option, which terms and conditions need not be the same in each case and which terms and conditions may be changed from time to time.

The price per share (the "Exercise Price") at which any common share which is the subject of an Option may be purchased shall be determined by the Compensation Committee at the time the Option is granted, provided that the Exercise Price shall be not less than the closing price of the Common Shares on the Stock Exchange on the last trading day immediately preceding the date of the grant of such Option less the maximum discount, if any, permitted by the Stock Exchange or, if the Common Shares are not then listed on any Stock Exchange, the Exercise Price shall not be less than the fair market value of the Common Shares as may be determined by the Board on the day immediately preceding the date of the grant of such Option. Disinterested shareholder approval shall be required for any reduction in the Exercise Price of any Option if the optionee is an insider of the Company at the time of the proposed amendment to the Exercise Price.

Except as otherwise specifically provided in the Equity Incentive Plan or in any employment contract, Options may be exercised by the optionee in whole at any time, or in part from time to time (in each case to the nearest full common share), during the Option Period only in accordance with the vesting schedule, if any, determined by the Compensation Committee, in its sole and absolute discretion, subject to the applicable requirements of the Stock Exchange, at the time of the grant of the Option, which vesting schedule may include performance vesting or acceleration of vesting in certain circumstances and which may be amended or changed by the Compensation Committee from time to time with respect to a particular Option. If the Compensation Committee does not determine a vesting schedule at the time of the grant of any particular Option, such Option shall be exercisable in whole at any time, or in part from time to time, during the Option Period, subject to the applicable requirements of the Stock Exchange.

RSUs

An RSU is an Award that is a bonus for services rendered in the year of grant, that, upon settlement, entitles the recipient Participant to receive a cash payment equal to the market value of a Common Share or, at the sole discretion of the Compensation Committee, a Common Share, and subject to such restrictions and conditions on vesting as the Compensation Committee may determine at the time of grant, unless such RSU expires prior to being settled. Restrictions and conditions on vesting may, without limitation, be based on the passage of time during continued employment or other service relationship, the achievement of specified performance criteria or both.

Subject to the provisions of the Equity Incentive Plan and any shareholder or regulatory approval which may be required, the Compensation Committee shall, from time to time by resolution, in its sole discretion, (a) designate the eligible director, eligible employee or consultant who may receive RSUs under the Equity Incentive Plan, provided such person was not retained to provide investor relations activities, (b) fix the number of RSUs, if any, to be granted to each eligible director, eligible employee or consultant and the date or dates on which such RSUs shall be granted, (c) determine the relevant conditions, vesting provisions and the restriction period of such RSUs, and (d) determine any other terms and conditions applicable to the granted RSUs, which need not be identical and which, without limitation, may include non-competition provisions, subject to the terms and conditions prescribed in the Equity Incentive Plan, in any RSU agreement, and any applicable rules of the Stock Exchange.

Subject to the vesting and other conditions and provisions in the Equity Incentive Plan, all RSUs will vest in accordance with the terms of the RSU agreement entered into in respect of such RSUs, provided that no RSUs may vest for one year from the date of issuance.

Subject to the vesting and other conditions and provisions in the Equity Incentive Plan and in the applicable RSU agreement, each RSU awarded to a Participant shall entitle the Participant to receive, on settlement, a cash payment equal to the market value of a Common Share, or, at the discretion of the Compensation Committee, one Common Share or any combination of cash and Common Shares as the Compensation Committee in its sole discretion may determine, in each case less any applicable withholding taxes. For greater certainty, no Participant shall have any right to demand to be paid in, or receive, Common Shares in respect of any RSU, and, notwithstanding any discretion exercised by the Compensation Committee to settle any RSU, or a portion thereof, in the form of Common Shares, the Compensation Committee reserves the right to change such form of payment at any time until payment is actually made.

Persons who provide investor relations activities shall not receive any Awards other than Options.

The Compensation Committee shall have sole discretion to (a) determine if any vesting conditions with respect to a RSU, including any performance criteria or other vesting conditions contained in the applicable RSU agreement, have been met, (b) waive the vesting conditions applicable to RSUs (or deem them to be satisfied), and (c) extend the restriction period with respect to any grant of RSUs, provided that any such extension shall not result in the restriction period for such RSUs extending beyond the RSU Outside Expiry Date (as defined below) and, provided, further, that any such determination, waiver or extension to an RSU granted to an eligible director, eligible employee or consultant who is a U.S. person shall be made in accordance with Section 409A of the U.S. Code. The Company shall communicate to a Participant, as soon as reasonably practicable, the date on which all such applicable vesting conditions in respect of a grant of RSUs to the Participant have been satisfied, waived or deemed satisfied and such RSUs have vested (the "Vesting Date").

Dividend Equivalents

Dividend equivalents may, as determined by the Compensation Committee in its sole discretion, be awarded as a bonus for services rendered in the year awarded in respect of unvested RSUs in a Participant's account on the same basis as cash dividends declared and paid on Common Shares as if the Participant was a Shareholder of record of Common Shares on the relevant record date. Dividend equivalents, if any, will be credited to the Participant's account in additional RSUs, the number of which shall be equal to a fraction where the numerator is the product of (a) the number of RSUs in such Participant's account on the date that dividends are paid multiplied by (b) the dividend paid per Common Share and the denominator of which is the market value of a Common Share calculated as of the date that dividends are paid. Any additional RSUs credited to a Participant's account as a dividend equivalent shall be subject to the same terms and conditions (including vesting, restriction periods and expiry) as the RSUs in respect of which such additional RSUs are credited.

In the event that the Participant's applicable RSUs do not vest, all dividend equivalents, if any, associated with such RSUs will be forfeited by the Participant.

In the event that the limits set forth in the Equity Incentive Plan prevent the Company from satisfying its obligations under any dividend equivalent, or the Company elects in its sole and absolute discretion, the Company shall be permitted to settle any dividend equivalent issued under the Equity Incentive Plan in cash. Any such cash payments shall be calculated by multiplying the number of RSUs to be redeemed for cash by the market value per Common Share as at the settlement date.

Black-out Periods

If the expiry date of an Option falls within a blackout period or within ten business days after the expiry of a blackout period, then the expiry date of the Option will be the date which is ten business days after the expiry of the blackout period.

Expiry Date of Awards

Options

The Option Period for each Option shall be such period of time as shall be determined by the Compensation Committee, subject to amendment by an employment contract, provided that in no event shall an Option Period exceed ten years. Disinterested shareholder approval shall be required for the extension of any Option Period if the optionee is an insider of the Company at the time of the proposed amendment to the Option Period.

RSUs

No payment, whether in cash or in Common Shares, shall be made in respect of the settlement of any RSUs later than December 15th of the third (3rd) calendar year following the end of the calendar year in respect of which such RSU is granted (the "RSU Outside Expiry Date").

Termination of Employment or Service

Options

If a Participant shall:

(a) cease to be a director or of a designated affiliate, as the case may be (and is not or does not continue to be an employee thereof), for any reason (other than death); or

(b) cease to be employed by, or provide services to, the Company or the designated affiliates (and is not or does not continue to be a director or officer thereof), or any corporation engaged to provide services to the Company or the designated affiliates, for any reason (other than death) or shall receive notice from the Company or any designated affiliate of the termination of their employment contract;

(the earliest to occur of any of the foregoing events being referred to herein as a "Termination"), except as otherwise provided in any employment contract, such Participant may, but only within the 90 days next succeeding such Termination (or, subject to the limitations set forth below, such other period of time as may be determined by the Board), exercise the Options to the extent that such Participant was entitled to exercise such Options at the date of such Termination. Notwithstanding the foregoing or any employment contract, in no event shall such right extend beyond the Option Period or one year from the date of Termination, whichever is earlier.

RSUs

If a Participant shall:

(a) cease to be a director or of a designated affiliate, as the case may be (and is not or does not continue to be an employee thereof), for any reason (other than death); or

(b) cease to be employed by, or provide services to, the Company (and is not or does not continue to be a director or officer thereof), or any corporation engaged to provide services to the Company, for any reason (other than death) or shall receive notice from the Company of the termination of their employment contract;

(the earliest to occur of any of the foregoing events being referred to as a Termination), the Participant's participation in the Equity Incentive Plan shall be terminated immediately, all RSUs credited to such Participant's account that have not vested shall be forfeited and cancelled, and the Participant's rights that relate to such Participant's unvested RSUs shall be forfeited and cancelled on the date of such Termination. Notwithstanding the foregoing, if the Compensation Committee, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of outstanding unvested RSUs, the date of such action is the Vesting Date.

If a Participant or, in the case of a consultant which is not an individual, the primary individual providing services to the Company on behalf of the consultant, shall die, any unvested RSUs in the Participant's account as at the date of such death relating to a restriction period in progress shall become immediately forfeited and cancelled. For greater certainty, where a Participant's employment or service relationship with the Company is terminated as a result of death following the satisfaction of all vesting conditions in respect of particular RSUs but before receipt of the corresponding distribution or payment in respect of such RSUs, the Participant shall remain entitled to such distribution or payment. Notwithstanding the foregoing, if the Compensation Committee, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of outstanding unvested RSUs, the date of such action is the Vesting Date.

Change of Control

Under the Equity Incentive Plan, in the event of a potential change in control, except as otherwise provided in the applicable resolution granting an Award, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which treatment need not be uniform for all Participants and/or Awards and which may include, without limitation, one or more of the following:

(a) (i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an Award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards (which value as at immediately following such change in control shall not exceed the intrinsic value of any such Option as at immediately prior to such change in control), effected in accordance with Sections 409A and 424 of the United States Internal Revenue Code of 1986 to the extent applicable; and/or

(b) acceleration of the vesting and the right to exercise such Option or settle such RSU as at immediately, or during a specified period, prior to such change in control, and the termination of such Option to the extent such Option is not timely exercised. If the change in control is not completed within the time specified therein (as the same may be extended), the Awards which vest pursuant to the Equity Incentive Plan shall be returned by us to the Participant and, if exercised or settled, as applicable, the Common Shares issued on such exercise or settlement shall be reinstated as authorized but unissued Common Shares and the original terms applicable to such Awards shall be reinstated.

(c) for purposes of the application of the change in control provisions to any outstanding Award, if such Award is subject to performance criteria (including any performance vesting conditions), the level of attainment of such criteria shall be determined by the Board in its sole discretion, including, without limitation, by deeming such criteria attained at the applicable target or maximum level regardless of actual performance, or measuring the attainment of such criteria based on actual performance through such change in control or a specified date prior thereto.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of deferred compensation to any U.S. taxpayer, change in control shall be limited to a change in control event as defined in Treasury Regulations (as defined below) Section 1.409A-3(i)(5) prescribed pursuant to Section 409A of the Code.

Non-Transferability of Awards

No rights under the Equity Incentive Plan and no Award granted pursuant to the Equity Incentive Plan are assignable or transferable by any Participant other than pursuant to a will or by the laws of descent and distribution.

Amendments to the Equity Incentive Plan

Subject to certain restrictions, the Compensation Committee shall have the right without the approval of the Shareholders of the Company to make certain amendments to the Equity Incentive Plan, including but not limited to the following amendments:

(a) any amendment of a "housekeeping" nature, including, without limitation, amending the wording of any provision of the Equity Incentive Plan for the purpose of clarifying the meaning of existing provisions or to correct or supplement any provision of the Equity Incentive Plan that is inconsistent with any other provision of the Equity Incentive Plan, correcting grammatical or typographical errors and amending the definitions contained within the Equity Incentive Plan;

(b) any amendment to comply with the rules, policies, instruments and notices of any regulatory authority to which the Company is subject, including the Stock Exchange, or to otherwise comply with any applicable law or regulation;

(c) other than changes to the expiration date and the exercise price of any Award, any amendment, with the consent of the Participant, to the terms of any Award previously granted to such Participant under the Equity Incentive Plan;

(d) any amendment to the provisions concerning the effect of the termination of any Participant's position, employment or services on such Participant's status under the Equity Incentive Plan;

(e) any amendment to the categories of persons who are Participants; and

(f) any amendment respecting the administration or implementation of the Equity Incentive Plan.

Subject to the provisions of the Equity Incentive Plan, the Compensation Committee also has the right, under the Equity Incentive Plan with the approval of the Shareholders of the Company by ordinary resolution including, if required by the applicable Stock Exchange, disinterested shareholder approval, to make amendments to the Equity Incentive Plan not contemplated above, including, but not limited to:

(a) any change to the number of Common Shares issuable from treasury under the Equity Incentive Plan, including an increase to the fixed maximum percentage or number of Common Shares s or a change from a fixed maximum percentage of Common Shares to a fixed maximum number of Common Shares or vice versa;

(b) any amendment which reduces the exercise price of any Award, provided, however, that, for greater certainty, disinterested shareholder approval will be required for any amendment which reduces the exercise price of any Option if the Participant is an insider of the Company at the time of the proposed amendment;

(c) any amendment which extends the expiry date of an Award, or the restriction period of any RSU beyond the original expiry date or restriction period, except in the event of an extension due to a blackout period;

(d) any amendment which cancels any Award and replaces such Award with an Award which has a lower exercise price or other entitlement;

(e) any amendment which would permit Awards to be transferred or assigned by any Participant; and

(f) any amendments to the amendment provisions of the Equity Incentive Plan.

Notwithstanding the foregoing: any amendment to the Equity Incentive Plan shall be subject to the receipt of all required regulatory approvals including, without limitation, the approval of the Stock Exchange.

Securities Authorized for Issuance under The Equity Incentive Plan

The following table sets forth the number of Common Shares to be issued, including upon exercise of outstanding convertible securities, pursuant to the Company's equity compensation plans, the weighted-average exercise price of such outstanding convertible securities and the number of Common Shares remaining available for future issuance under equity compensation plans as at December 31, 2025.

Plan Category	Number of common shares to be issued upon exercise of outstanding Options, warrants and rights	Weighted-average exercise price of outstanding Options, warrants and rights	Number of common shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,505,000	$2.05	12,630
Equity compensation plans not approved by security holders	-	-	-
Total	2,505,000	$2.05	12,630

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Shares as of April 30, 2026, by:

  each person known by us to be the beneficial owner of more than 5% of our outstanding Common Shares;

  each of our executive officers and directors; and

  all our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 55,164,465 Common Shares outstanding as of April 30, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 30, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Shares
Directors and Executive Officers of Medicus Pharma Ltd.(1)
Dr. Raza Bokhari	1,343,173	(2)	2.4%
Carolyn Bonner	166,405	(3)	*
Edward Brennan	268,000	(4)	*
Faisal Mehmud	175,000	(5)	*
Andrew Smith	125,164	(6)	*
Robert J. Ciaruffoli	83,750	(7)	*
Larry Kaiser	71,250	(8)	*
Barry Fishman	71,250	(9)	*
Sara R. May	71,250	(10)	*
Ajay Raju	2,031,250	(11)	3.7%
William Ashton	72,500	(12)	*
Hon. Cathy McMorris Rodgers	31,250	(13)	*
Patrick Mahaffy	66,685	(14)	*
All officers and directors as a group (13 individuals)	4,576,927		8.1%
Five Percent Holders of Medicus Pharma Ltd.
Dr. Kenneth Melani	3,323,741	(15)	5.9%

* Less than one percent.

(1) Unless otherwise noted, the business address of each of our directors and executive officers is 300 Conshohocken State Rd., Suite 200 W. Conshohocken, PA 19428.

(2) Includes 793,174 Common Shares held by RBx Capital, LP, an entity controlled by Dr. Raza Bokhari. Dr. Raza Bokhari may be deemed the beneficial owner of securities held by RBx Capital, LP. Includes 550,000 Common Shares underlying stock options that are currently exercisable.

(3) Includes 147,500 Common Shares underlying stock options that are currently exercisable.

(4) Includes 157,500 Common Shares underlying stock options and 24,000 Common Shares underlying public warrants issued as part of the Company's initial public offering ("Public Warrants") that are currently exercisable.

(5) Includes 175,000 Common Shares underlying stock options that are currently exercisable.

(6) Includes 125,000 Common Shares underlying stock options that are currently exercisable.

(7) Includes 71,250 Common Shares underlying stock options that are currently exercisable.

(8) Includes 71,250 Common Shares underlying stock options that are currently exercisable.

(9) Includes 71,250 Common Shares underlying stock options that are currently exercisable.

(10) Includes 71,250 Common Shares underlying stock options that are currently exercisable.

(11) Includes 2,000,000 Common Shares held of record by 215 Capital Togo PHL Fund I, LP, an entity controlled by Ajay Raju and 31,250 Common Shares underlying stock options that are currently exercisable.

(12) Includes 71,250 Common Shares underlying stock options that are currently exercisable.

(13) Includes 31,250 Common Shares underlying stock options that are currently exercisable.

(14) Includes 31,250 Common Shares underlying stock options that are currently exercisable.

(15) Includes 2,914,330 Common Shares held by Velocity Fund Partners, LP, an entity controlled by Dr. Kenneth R. Melani. Dr. Kenneth R. Melani's address is 1100 Stonegate Manor, Cheswick, PA 15024.

Based upon a review of the information provided to us by our transfer agent, as of April 30, 2026, there were approximately 189 record holders of our Common Shares and one holder of record of our Public Warrants and one holder of record of our warrants issued under the Regulation A offering completed on March 10, 2025. Such numbers do not include beneficial owners holding our securities through nominee names.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

As of the date of this proxy statement, no director or officer of the Company, or any associate or affiliate of any of them is indebted to the Company, nor is any indebtedness of any such person the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, the Company is not aware of any material interest, direct or indirect, of any "informed person" of the Company, any proposed director of the Company or any associate or affiliate of any of the foregoing in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

For the purposes of the above, "informed person" means: (a) a director or executive officer of the Company; (b) a director or executive officer of a company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

There are potential conflicts of interest to which all of the directors and officers of the Company may be subject in connection with the operations of the Company. All of the directors and officers are engaged in and will continue to be engaged in corporations or businesses, including publicly traded corporations, which may be in competition with the search by the Company for businesses or assets. Accordingly, situations may arise where all of the directors and officers will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies as provided under the OBCA.

The Company's Audit Committee Charter provides that the Audit Committee is responsible for approving all transactions or business relationships involving the Company and any director or executive officer, including any transactions between the Company and either the director or officer personally, members of their immediate families, or entities in which they have an interest.

In evaluating related party transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

MANAGEMENT CONTRACTS

Management Agreement with RBx Capital, LP

The Company is party to a management agreement dated October 18, 2023 with RBx that provides for certain managerial positions to be filled from within RBx.  See "Proposal 2 - Election of Directors - Certain Relationships and Related Transactions - Company Transaction with Related Parties."

ADDITIONAL INFORMATION

Additional information relating to the Company can be found on the SEC's website at www.sec.gov and on SEDAR+ at www.sedarplus.ca under the Company's issuer profile. Additional financial information is provided in the Company's comparative financial statements and Management Discussion & Analysis for the financial years ended December 31, 2025 and December 31, 2024. A copy of this document and other public documents of the Company are available upon request to 300 Conshohocken State Rd. Suite 200, W. Conshohocken, PA 19428.

BOARD APPROVAL

The contents and the sending of this proxy statement have been approved by the Board.

SCHEDULE "A"

BOARD MANDATE

MEDICUS PHARMA LTD.
(the "Company")

BOARD MANDATE

1. PURPOSE

1.1 The Board of Directors (the "Board") of the Company is responsible for the supervision of the senior management of the business, the going concern and general affairs of the Company. The Board shall conduct the procedures, and manage the responsibilities and obligations set out below, either directly or through committees of the Board, currently consisting of the Audit Committee and the Compensation and Governance Committee.

2. COMPOSITION

2.1 The Board should consist of individuals who possess skills and competencies in areas that are relevant to the business and affairs of the Company. At least a majority of the directors will be deemed to be "independent" directors within the meaning of applicable securities laws, instruments, rules and policies and regulatory and stock exchange requirements (collectively "Applicable Laws").

2.2 The directors of the Company will be elected at the annual meeting of the shareholders of the Company and shall serve no longer than the close of the next annual meeting of shareholders, subject to re-election thereat.

3. MEETINGS

3.1 The Board shall have at least four regularly scheduled meetings in each financial year of the Company.

3.2 The Chairman in consultation with the Chief Executive Officer (the "CEO") and Lead Independent Director, if any, is responsible for the agenda for each meeting of the Board. Materials for each meeting shall be distributed to the Board sufficiently in advance of the meeting.

3.3 Directors are expected to attend at least three quarters of all meetings of the Board held in a given financial year of the Company and to adequately review meeting materials in advance of each meeting.

4. BOARD COMMITTEES

4.1 The Board may appoint such committees from time to time as it considers appropriate. Each permanent committee shall have a mandate that is approved by the Board setting out the responsibilities of, and the extent of the powers delegated to, such committee by the Board.

5. RESPONSIBILITIES

5.1 Oversight of Management and the Board

The Board is responsible for the appointment, and replacement, of the CEO of the Company. The Board should ensure that appropriate succession planning, including the appointment, training and monitoring of the CEO and members of the Board, is in place.

The Board is responsible for satisfying itself as to the integrity of the CEO and the other senior officers and that the CEO and the other senior officers create a culture of integrity, fairness and ethics in accordance with the policies of the Company, throughout the Company.

The Board should annually consider what additional skills and competencies would be helpful to the Board, with the Nominating Committee being responsible for identifying specific candidates for consideration for appointment to the Board.

Through the Compensation Committee, the Board should review the compensation of directors to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director and should review the non-cash compensation of the senior officers and cash and non-cash compensation of the CEO to ensure that it is competitive within the industry and that the form of compensation aligns the interests and responsibilities of each senior officer with those of the Company.

5.2 Financial Matters

The Board is responsible for reviewing the financial and underlying operational performance of the Company and assessing whether the Company continues to be a going concern.

The Board should review and approve the annual financial statements, management's discussion and analysis related to such annual financial statements, budgets and forecasts, and the annual information form, management information circular and annual report, of the Company.

The Board, primarily through the Audit Committee, shall monitor and ensure the integrity of the internal controls and procedures (including adequate management information systems and the oversight of the testing of internal controls) within the Company and the financial reporting procedures of the Company.

The Board is responsible for considering, and if established, reviewing from time to time, and approving of a dividend and any dividend policy for the Company.

5.3 Business Strategy

The Board has primary responsibility for the adoption of the strategic direction of the Company. The Board will contribute to the development of the strategic direction by approving, at least annually, a strategic plan and budget developed and proposed by management, subject to any changes required by the Board. The strategic plan and budget should take into account the business opportunities and business risks of the Company. The Board will review with management from time to time the strategic planning environment, the emergence of new opportunities, trends and risks and the implications of these factors on the strategic direction of the Company. The Board will review and approve the financial objectives, plans and actions of the Company, including significant capital allocations and expenditures including the going concern of the Company.

The Board should monitor corporate performance against the approved strategic plan and budget, including assessing senior management and operating results, to evaluate whether the business is being appropriately managed.

The Board is responsible for reviewing and approving all material transactions brought forward by management and all related party transactions (within the meaning of Applicable Laws) involving the Company which are presented to the Board.

5.4 Communications and Reporting to Shareholders

The Board is responsible for overseeing the continuous disclosure program of the Company with a view to satisfying itself that procedures and policies are in place and that management is adhering to such procedures and policies to ensure that material information is disclosed in a timely fashion.

The Board will ensure that the Company has a fulsome disclosure policy which includes a framework and procedures for investor relations and public disclosure in accordance with best practices.

5.5 Corporate Governance

The Governance Committee will recommend to the Board and the Board will establish and approve the approach and mandate of the Company to its corporate governance and all related policies.

The Board is responsible for assessing its own mandate and the effectiveness in fulfilling its mandate and shall assess the mandate and effectiveness of fulfilling each of the other committees (considering, among other things, the recommendation of the applicable committee) from time to time and at least annually.

The Board is responsible for evaluating the relevant relationships of each independent director and is required to make an affirmative decision that any such relationship does not preclude a determination that the director is not independent within the meaning of Applicable Laws.

The Board is responsible for ensuring the establishment and compliance of appropriate standards of corporate conduct, adopt a corporate code of conduct for all employees, including senior officers, and shall ensure that procedures are in place to monitor compliance with such code. Only the Board may grant waivers of the code of conduct which would be to the benefit of any director or senior officer.

5.6 General

The Board is responsible for performing such other functions as are prescribed by law, including all Applicable Laws.

The Board may at any time retain outside financial, legal or other advisors at the expense of the Company.

5.7 Lead Independent Director

The Board will appoint a Lead Independent Director in circumstances in which the Chairman of the Board is not considered independent under Applicable Laws in order to provide independent leadership, as required, to the Board and for the other purposes set forth below.

If a Lead Independent Director is required, the Nominating Committee will recommend a candidate for the position of Lead Independent Director from amongst the independent members of the Board. The Board will be responsible for appointing the Lead Independent Director and approving the Lead Independent Director's remuneration.

The Lead Independent Director, if any, will serve at the pleasure of the Board.

The Lead Independent Director, if any, will provide as required, independent leadership to the Board and will facilitate the functioning of the Board independently of the senior officers and the Chairman, in accordance with the position description set out in Schedule F to the Company's Corporate Governance Policies and Procedures.

SCHEDULE "B"
AUDIT COMMITTEE CHARTER

MEDICUS PHARMA LTD.
(the "Company")

AUDIT COMMITTEE CHARTER

This charter (the "Charter") sets forth the purpose, composition, responsibilities, duties, powers and authority of the Audit Committee (the "Committee") of the directors (the "Board") of Medicus Pharma Ltd. (the "Company").

1. PURPOSE

1.1 The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by evaluating and making recommendations to the Board with respect to:

(i) the Company's financial reporting and disclosure requirements;

(ii) ensuring that an effective financial risk management and financial and disclosure control framework has been implemented by management of the Company;

(iii) the Company's external auditor (the "Auditor"), including the Auditor's performance, qualifications, independence and its audit of the Company's financial statements and internal audit processes; and

(iv) related party transactions.

2. COMPOSITION AND MEMBERSHIP

2.1 The members (collectively "Members" and individually a "Member") of the Committee shall be appointed by the Board to serve one-year terms and shall be permitted to serve an unlimited number of consecutive terms. The Board may remove a Member at any time and may fill any vacancy occurring on the Committee. A Member may resign at any time and a Member will cease to be a Member upon ceasing to be a director of the Company.

2.2 The Committee will consist of at least three Members. Every Member must be a director of the Company who is independent and financially literate to the extent required by (and subject to the exemptions and other provisions set out in) applicable laws, rules, regulations and stock exchange requirements (collectively "Applicable Laws"). In this Charter, the terms "independent" and "financially literate" have the meanings ascribed to such terms in Applicable Laws and include the meanings given to similar terms in Applicable Laws to the extent such similar terms are used in this Charter and are applicable under Applicable Laws.

2.3 The chair of the Committee (the "Chair") will be appointed by the Board and confirmed by the Committee or appointed by the Committee from time to time and must have such accounting or related financial management expertise as the Board or Committee may determine in their business judgment is necessary. The corporate secretary of the Company (the "Secretary") will be the secretary of all meetings and will maintain minutes of all meetings, deliberations and proceedings of the Committee. In the absence of the Secretary at any meeting, the Committee will appoint another person who may, but need not, be a member to be the secretary of that meeting.

3. MEETINGS

3.1 Meetings of the Committee will be held at such times and places as the Chair may determine, but in any event not less than four (4) times per year. Any Member or the Auditor may call a meeting of the Committee at any time upon not less than forty-eight (48) hours advance notice being given to each Member orally, by telephone, by facsimile or by email, unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings either in person or by conference call.

B-1

3.2 At the request of the Auditor, the Chief Executive Officer or the Chief Financial Officer of the Company or any Member will convene a meeting of the Committee. Any such request will set out in reasonable detail the business proposed to be conducted at the meeting so requested.

3.3 The Chair, if present, will act as the Chair of meetings of the Committee. If the Chair is not present at a meeting of the Committee, then the Members present may select one of their number to act as chairman of the meeting.

3.4 A majority of Members will constitute a quorum for a meeting of the Committee. Each Member will have one vote and decisions of the Committee will be made by an affirmative vote of the majority of Members present at the meeting at which the vote is taken. The Chair will not have a deciding or casting vote in the case of an equality of votes. Powers of the Committee may also be exercised by written resolution signed by all Members.

3.5 The Committee may invite from time to time such persons as the Committee considers appropriate to attend its meetings and to take part in the discussion and consideration of the affairs of the Committee, except to the extent the exclusion of certain persons is required pursuant to this Charter or by Applicable Laws. The Committee will meet in camera without management at each meeting of the Committee.

3.6 In advance of every regular meeting of the Committee, the Chair, with the assistance of the Secretary, will prepare and distribute to the Members and others as deemed appropriate by the Chair, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require officers and employees of the Company to produce such information and reports as the Committee may deem appropriate in order to fulfill its duties.

4. DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee as they relate to the following matters, to the extent considered appropriate or desirable or required by Applicable Laws, are to:

4.1 Financial Reporting and Disclosure

(i) review and discuss with the Auditor and management of the Company and, upon satisfactory completion of its review, recommend to the Board for approval, the audited annual financial statements and note disclosure of the Company, including the auditors' report thereon, the management's discussion and analysis of the Company prepared in connection with the annual financial statements, financial reports of the Company, guidance with respect to earnings per share, and any initial public release of financial information of the Company through press release or otherwise, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(ii) review with the Company's management and, if applicable, the Auditor and recommend to the Board for approval, the quarterly financial statements of the Company including the management's discussion and analysis prepared in connection with the quarterly financial statements, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(iii) review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, press releases, material change disclosures of a financial nature and similar disclosure documents;

(iv) review with management of the Company and with the Auditor and assess significant accounting principles and disclosure issues and alternative treatments under International Financial Reporting Standards ("IFRS") or generally accepted accounting principles in the United States ("U.S. GAAP"), as applicable, all with a view to gaining reasonable assurance that financial statements present fairly, in all material respects, the Company's financial position, cash flows and the results of its operations in accordance with IFRS or U.S. GAAP, as applicable;

(v) annually review the Company's corporate disclosure policy and recommend any proposed changes to the Board for consideration; and

(vi) review the minutes from each meeting of the disclosure committee of the Company established pursuant to the Company's corporate disclosure policy, since the last meeting of the Committee.

4.2 Internal Controls and Audit

(i) review and assess the adequacy and effectiveness of the Company's system of internal control and management information systems through discussions with management of the Company and the Auditor to ensure that the Company maintains: (a) the necessary books, records and accounts in sufficient detail to accurately and fairly reflect the Company's transactions; (b) effective internal control systems; and (c) adequate processes for assessing the risk of material misstatement of the financial statements of the Company and for detecting control weaknesses or fraud. From time to time the Committee will assess whether a formal internal audit department is necessary or desirable having regard to the size and stage of development of the Company at any particular time;

(ii) satisfy itself that management of the Company has established adequate procedures for the review of the Company's disclosure of financial information extracted or derived directly from the Company's financial statements;

(iii) periodically assess the adequacy of such systems and procedures to ensure compliance with regulatory requirements and recommendations;

(iv) review and discuss with management of the Company the major financial risk exposures of the Company and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities;

(v) review and assess, and in the Committee's discretion make recommendations to the Board regarding, the adequacy of the Company's risk management policies and procedures with regard to identification of the Company's principal risks and implementation of appropriate systems to manage such risks including an assessment of the adequacy of insurance coverage maintained by the Company;

(vi) review, discuss and investigate: (i) any alleged fraud involving the Company's management or employees in relation to the internal controls, including the Company's management's response to any allegations of fraud, (ii) implement corrective and disciplinary action approved by the Board in cases of proven fraud, and (iii) determine if any special steps must be adopted by the Auditor during its audit in light of any proven fraud or allegations of fraud; and

(vii) review the financial reporting of any transaction between the Company and any officer, director or other "related party" (including any shareholder holding an interest greater than 10% in the Company) or any entity in which any such person has a financial interest.

4.3 External Audit

(i) recommend the Auditor's nomination to the Board to be put forward before the shareholders for appointment and, as necessary, the removal of any Auditor in office from time to time;

(ii) ensure the Auditor reports directly to the Committee on a regular basis;

(iii) review the independence of the Auditor, including receiving a written report from the Auditor respecting its independence and consideration of applicable auditor independence standards and receiving from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor and taking appropriate action to oversee the independence of the outside Auditor;

(iv) recommend to the Board the compensation of the Auditor, and otherwise set the terms of the Auditor's engagement (including reviewing and negotiating the Auditor's engagement letter);

(v) review the audit plan of the external auditors prior to the commencement of the audit;

(vi) establish and maintain a direct line of communication with the Company's Auditor and, if applicable, the Company's internal auditors;

(vii) meet in camera with only the Auditor (if present), with only management of the Company (if present), and with only the Members at every Committee meeting;

(viii) review the performance of the external auditors who are accountable to the Committee and the Board as representatives of the shareholders, including the lead partner of the Auditor's team;

(ix) oversee the work of the Auditor with respect to preparing and issuing an audit report or performing other audit, review or attest services for the Company, including the resolution of issues between management of the Company and the Auditor regarding financial disclosure;

(x) review the results of the external audit and the report thereon including, without limitation, a discussion with the Auditor as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with management of the Company and the ramifications of their use, as well as any other material changes. Review a report describing all material written communication between management of the Company and the Auditor such as management letters and schedule of unadjusted differences;

(xi) discuss with the Auditor its perception of the Company's financial and accounting personnel, records and systems, the cooperation which the Auditor received during the course of their review and availability of records, data and other requested information and any recommendations with respect thereto;

(xii) review the reasons for any proposed change in the Auditor which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board; and

(xiii) review annually a report from the Auditor in respect of their internal quality- control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

4.4 Associated Responsibilities

(i) monitor and periodically review the Company's corporate policies and associated procedures for:

(a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

(b) the confidential, anonymous submission by directors, officers and employees of the Company of concerns relating to accounting, internal accounting controls or auditing matters; and

(c) any violations of any Applicable Laws that relate to corporate reporting and disclosure, or violations of the Company's corporate policies; and

(ii) review and approve the hiring policies of the Company regarding employees and partners, and former employees and partners, of the present and former external auditors of the Company.

4.5 Non-Audit Services

(i) Pre-approve all non-audit services to be provided to the Company or any subsidiary entities by the Auditor or by the external Auditors of such subsidiary entities. The Committee may delegate to one or more of Members the authority to pre-approve non- audit services but pre-approval by such Member or Members so delegated shall be presented to the Committee at its first scheduled meeting following such pre-approval.

4.6 Oversight Function and Limitation of Responsibility

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with IFRS or, if applicable, U.S. GAAP, and applicable rules and regulations. These are the responsibilities of the management of the Company and the Auditor. The Committee, the Chair and any Members identified as having accounting or related financial expertise are directors of the Company, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of the Company, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual's education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of the Company's financial information or public disclosure.

5. REPORTING

5.1 The Committee shall provide the Board with a summary of all actions taken at each Committee meeting or by written resolution. The Committee will annually review and approve the Committee's report for inclusion in the management proxy circular. The Secretary will circulate the minutes of each meeting of the Committee and each written resolution passed by the Committee to the Board. The Committee shall produce and provide the Board with all reports or other information required to be prepared under Applicable Laws.

6. ACCESS TO INFORMATION, RESOURCES AND AUTHORITY

6.1 The Committee will be granted unrestricted access to all information regarding the Company and all directors, officers and employees of the Company will be directed to cooperate as requested by Members. The Committee has the authority to retain, at the Company's expense, outside legal, financial and other advisors, consultants and experts, to assist the Committee in fulfilling its duties and responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee also has the authority to communicate directly with the Auditor and, if applicable, the internal auditors of the Company.

7. REVIEW OF CHARTER

7.1 The Committee will annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.

8. CHAIR

8.1 The Chairperson should:

(i) provide leadership to the Committee with respect to its functions as described in this mandate and as otherwise may be appropriate, including overseeing the operation of the Committee;

(ii) chair meetings of the Committee, unless not present, including in camera sessions, and report to the Board following each meeting of the Committee on the activities and any recommendations of the Committee;

(iii) ensure that the Committee meets at least once per quarter and otherwise as considered appropriate;

(iv) in consultation with the chairman of the Board and the Members, establish dates for holding meetings of the Committee;

(v) set the agenda for each meeting of the Committee, with input from other Members, the Chair of the Board, and any other appropriate persons;

(vi) ensure that Committee materials are available to any director upon request;

(vii) act as liaison and maintain communication with the Chair of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Committee. This includes reporting to the Board on all decisions of the Committee at the first meeting of the Board after each Committee meeting and at such other times and in such manner as the Committee considers advisable; and

(viii) report annually to the Board on the role of the Committee and the effectiveness of the Committee in contributing to the effectiveness of the Board.

MEDICUS PHARMA LTD.

Form of Proxy – Annual General and Special Meeting to be held on June 3, 2026

Trader's Bank Building
702, 67 Yonge Street
Toronto ON M5E 1J8

Appointment of Proxyholder
I/We, being the undersigned holder(s) of **Medicus Pharma Ltd.** (the "Corporation"), hereby appoint **Dr. Raza Bokhari** or failing this person, **Carolyn Bonner** (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the **Annual General and Special Meeting** of **Medicus Pharma Ltd.** to be held at **the offices of Bennett Jones LLP, One First Canadian Place, 100 King Street West, Suite 3400, Toronto, Ontario, M5X 1A4** at **10:00 a.m. (Eastern Time)** or at any adjournment thereof (the "Meeting").

1. Election of Directors.

		For	Withhold			For	Withhold			For	Withhold
a.	**Dr. Raza Bokhari**	☐	☐	b.	**Dr. Larry Kaiser**	☐	☐	c.	**Robert J. Ciaruffoli**	☐	☐
d.	**William L. Ashton**	☐	☐	e.	**Barry Fishman**	☐	☐	f.	**Dr. Sara May**	☐	☐
g.	**Hon. Cathy McMorris Rodgers**	☐	☐	h.	**Ajay Raju**	☐	☐	i.	**Patrick Mahaffy**	☐	☐

2. Appointment of Auditors. To appoint **KPMG LLP** as independent auditor of the Corporation for the ensuing year and to authorize the directors to fix their remuneration. For ☐ Withhold ☐

3. Approval of the Share Consolidation Resolution. To consider, and, if deemed advisable, to pass, with or without variation, a special resolution providing for the consolidation of the Corporation's issued and outstanding common shares on the basis of a consolidation ratio to be determined by the Board, up to a maximum ratio of 50 pre-consolidation Common Shares for every one (1) post-consolidation Common Share, if the Board determines such a consolidation is necessary or desirable. For ☐ Against ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this proxy will be voted as recommended by Management.**

Signature(s):

Date

MM / DD / YY

Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management.
Proxies must be received by 10:00am, Eastern Time, on June 1, 2026.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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If you vote by Internet, do not mail this proxy.

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